File No. 811-7217
File No. 33-55753

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No. ____
Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

Amendment No. 20

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)
__X__	on October 31, 2008 pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2(a)(1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended June 30, 2008 was filed on September 16, 2008.

Waddell & Reed Advisors Funds

EQUITY FUNDS

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Global/International Fund
Waddell & Reed Advisors International Growth Fund

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
October 31, 2008

CONTENTS

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund
Global/International Fund
Waddell & Reed Advisors International Growth Fund
Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund
Additional Information about Principal Investment Strategies,
Other Investments and Risks
The Management of the Funds
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Financial Highlights
Appendix A

Waddell & Reed Advisors Accumulative Fund

An Overview of the Fund

Objectives
To provide capital growth, with current income as a secondary objective.

Principal Strategies
Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of domestic and, to a lesser extent, foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary objective of capital growth. The Fund may emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO's investment philosophy for the Fund is a blend between bottom-up fundamental stock and sector analysis, coupled with a top-down macroeconomic perspective that WRIMCO uses to guide it in its selection of industries and sector weightings.

WRIMCO attempts to select securities with growth potential by looking at many factors, including:

  stability and predictability of earnings growth
  acceleration of earnings and/or revenue
  improvement in profitability
  sustainable generation of cashflows from operations

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential or appreciation possibilities. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Accumulative Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Accumulative Fund may be appropriate for investors seeking long-term investment growth with a fund that has the flexibility to invest in growth and value companies of any size and of any industry. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Accumulative Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	22.62%
1999	25.72%
2000	20.16%
2001	-15.45%
2002	-22.95%
2003	19.58%
2004	7.35%
2005	10.69%
2006	12.80%
2007	13.94%

In the period shown in the chart, the highest quarterly return was 24.90% (the fourth quarter of 1999) and the lowest quarterly return was -16.16% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -19.88%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.39%	11.47%	7.58%
After Taxes on Distributions	7.33%	11.42%	5.41%
After Taxes on Distributions
and Sale of Fund Shares	4.90%	10.03%	5.54%
Class Y
Before Taxes	14.18%	13.11%	8.47%
Class B (began on 10-4-1999)
Before Taxes	8.74%	11.43%	5.94%
Class C (began on 10-6-1999)
Before Taxes	12.81%	11.65%	5.88%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Lipper Multi-Cap Core
Funds Universe Average[2]	6.42%	13.32%	7.07%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Accumulative Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.68%	0.68%	0.68%	0.68%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.18%	0.46%	0.41%	0.20%
Total Annual Fund
Operating Expenses	1.11%	2.14%	2.09%	0.88%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.65% and the Total Annual Fund Operating Expenses would have been: Class A, 1.08%, Class B, 2.11%, Class C, 2.06%, and Class Y, 0.85%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,152	$1,849
Class B Shares	617	970	1,250	2,203	[1]
Class C Shares	212 [2]	655	1,124	2,422
Class Y Shares	90	281	488	1,085

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,152	$1,849
Class B Shares	217	670	1,150	2,203	[1]
Class C Shares	212	655	1,124	2,422
Class Y Shares	90	281	488	1,085

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Core Investment Fund

An Overview of the Fund

Objectives
To provide capital growth and income, with a primary emphasis on income.

Principal Strategies
Waddell & Reed Advisors Core Investment Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large-cap domestic and foreign companies with dominant market positions in their industries. Large-cap companies are typically companies with market capitalizations of at least $8 billion. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company. The Fund may also invest up to 20% of its net assets in foreign securities.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. It attempts to select securities with growth and income possibilities by looking at many factors, including a company's:

  projected long-term earnings power compared to market expectations over a multi-year horizon competitive position in the global economy
  history of improving sales and profits
  management strength
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential or has performed below WRIMCO's expectations regarding its long-term potential or whether the issuer's competitive barriers have diminished. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Core Investment Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Core Investment Fund may be appropriate for investors who seek capital growth and income, with a primary emphasis on income. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	24.02%
1999	16.41%
2000	9.65%
2001	-15.30%
2002	-21.98%
2003	17.39%
2004	9.83%
2005	8.83%
2006	16.97%
2007	14.12%

In the period shown in the chart, the highest quarterly return was 14.76% (the first quarter of 1998) and the lowest quarterly return was -16.42% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -17.85%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.55%	12.04%	6.33%
After Taxes on Distributions	5.74%	11.12%	4.63%
After Taxes on Distributions
and Sale of Fund Shares	7.89%[1]	10.68%	5.14%
Class Y
Before Taxes	14.41%	13.71%	7.24%
Class B (began on 10-4-1999)
Before Taxes	8.92%	11.99%	4.02%
Class C (began on 10-4-1999)
Before Taxes	12.94%	12.19%	4.06%
Indexes
S&P 500 Index[2]	5.50%	12.84%	5.91%
Lipper Large-Cap Core
Funds Universe Average[3]	5.73%	11.70%	5.04%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.63%	0.63%	0.63%	0.63%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.20%	0.50%	0.44%	0.18%
Total Annual Fund
Operating Expenses	1.08%	2.13%	2.07%	0.81%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.62% and the Total Annual Fund Operating Expenses would have been: Class A, 1.07%, Class B, 2.12%, Class C, 2.06%, and Class Y, 0.80%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$899	$1,136	$1,817
Class B Shares	616	967	1,244	2,192	[1]
Class C Shares	210 [2]	649	1,114	2,400
Class Y Shares	83	259	450	1,002

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$899	$1,136	$1,817
Class B Shares	216	667	1,144	2,192	[1]
Class C Shares	210	649	1,114	2,400
Class Y Shares	83	259	450	1,002

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Dividend Opportunities Fund
(formerly, Waddell & Reed Advisors Dividend Income Fund)

An Overview of the Fund

Objective
To provide total return.

Principal Strategies
Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective by investing primarily in dividend-paying common stocks that WRIMCO, the Fund's investment manager, believes also demonstrate favorable prospects for total return. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large-cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size.

The Fund primarily focuses on companies:

  with high dividend yields that are, in the opinion of WRIMCO, relatively safe with above-average market yield that WRIMCO expects will continue to grow their dividend that pay a small dividend, but could grow their dividend over the next few years that pay no dividend, but may initiate a dividend

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Dividend Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Dividend Opportunities Fund may be appropriate for investors seeking total return through a portfolio of primarily dividend-paying common stocks. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Dividend Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2004	11.80%
2005	13.27%
2006	15.75%
2007	16.78%

In the period shown in the chart, the highest quarterly return was 9.27% (the fourth quarter of 2004) and the lowest quarterly return was 0.00% (the third quarter of 2004 and the third quarter of 2006). The Class A return for the year through September 30, 2008 was -19.20%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

		Life
	1 Year	of Class
	--------	---------
Class A (began on 07-01-2003)
Before Taxes	10.06%	13.72%
After Taxes on Distributions	9.66%	13.44%
After Taxes on Distributions
and Sale of Fund Shares	7.19%	12.02%
Class B (began on 07-01-2003)
Before Taxes	11.66%	13.91%
Class C (began on 07-01-2003)
Before Taxes	15.77%	14.24%
Class Y (began on 07-01-2003)
Before Taxes	17.09%	15.63%
Indexes
Russell 1000 Index[1]	5.78%	12.09%[2]
Lipper Equity Income Funds
Universe Average[3]	4.00%	12.29%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on June 30, 2003.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Dividend Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.46%	0.40%	0.21%
Total Annual Fund
Operating Expenses	1.25%	2.16%	2.10%	0.91%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	619	976	1,259	2,262	[1]
Class C Shares	213 [2]	658	1,129	2,431
Class Y Shares	93	290	504	1,120

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	219	676	1,159	2,262	[1]
Class C Shares	213	658	1,129	2,431
Class Y Shares	93	290	504	1,120

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors New Concepts Fund, Inc.

An Overview of the Fund

Objective
To provide growth of your investment.

Principal Strategies
Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective by investing primarily in common stocks of domestic and, to a lesser extent, foreign mid-cap companies that WRIMCO, the Fund's investment manager, believes offer above-average growth potential. Mid-cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion.

In selecting securities for the Fund, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings, and cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors New Concepts Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the potential volatility of the equity securities of mid-cap companies held by the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing a majority of the Fund's holdings in a single asset class such as mid-cap securities may cause the Fund to experience more volatility than a fund invested with greater diversification.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors New Concepts Fund may be appropriate for investors who are seeking growth through a mutual fund which is primarily invested in mid-cap companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors New Concepts Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	38.70%
1999	63.42%[1]
2000	-14.97%
2001	-18.05%
2002	-27.57%
2003	33.86%
2004	19.27%
2005	11.65%
2006	8.86%
2007	13.56%

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

In the period shown in the chart, the highest quarterly return was 46.17% (the fourth quarter of 1999) and the lowest quarterly return was -21.54% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -18.86%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	7.03%	15.74%	9.04%
After Taxes on Distributions	5.96%	15.50%	7.79%
After Taxes on Distributions
and Sale of Fund Shares	6.39%	13.97%	7.59%
Class Y
Before Taxes	13.95%	17.64%	10.15%
Class B (began on 10-4-1999)
Before Taxes	8.45%	15.73%	4.74%
Class C (began on 10-4-1999)
Before Taxes	12.55%	16.00%	4.85%
Indexes
Russell Mid-Cap Growth Index[1]	11.43%	17.91%	7.60%
Lipper Mid-Cap Growth Funds
Universe Average[2]	16.48%	16.44%	7.78%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors New Concepts Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.34%	0.62%	0.51%	0.20%
Total Annual Fund
Operating Expenses	1.44%	2.47%	2.36%	1.05%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.84% and the Total Annual Fund Operating Expenses would have been: Class A, 1.43%, Class B, 2.46%, Class C, 2.35%, and Class Y, 1.04%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	650	1,070	1,416	2,550	[1]
Class C Shares	239 [2]	737	1,261	2,697
Class Y Shares	107	334	579	1,283

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	250	770	1,316	2,550	[1]
Class C Shares	239	737	1,261	2,697
Class Y Shares	107	334	579	1,283

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Small Cap Fund, Inc.

An Overview of the Fund

Objective
To provide growth of capital.

Principal Strategies
Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small-cap domestic and, to a lesser extent, foreign companies. Small-cap companies typically are companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Fund, WRIMCO, the Fund's investment manager, utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and therefore, are believed by WRIMCO to be of a higher quality than many other small-cap companies. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales/positive cash flows
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the potential volatility of the equity securities of small to mid-cap companies held by the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Due to the nature of the Fund's permitted investments, primarily the small-cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small-cap equities may cause the Fund to experience more volatility than a fund invested with greater diversification among asset classes.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Small Cap Fund may be appropriate for investors seeking growth of capital primarily through investment in small-cap companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%
2003	34.52%
2004	13.26%
2005	12.37%
2006	6.16%
2007	7.69%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -19.38%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 10-4-1999)
Before Taxes	1.49%	13.03%	7.92%
After Taxes on Distributions	-0.54%	11.73%	6.84%
After Taxes on Distributions
and Sale of Fund Shares	4.30%[1]	11.56%	6.84%
Class B (began on 10-4-1999)
Before Taxes	2.95%	13.14%	7.62%
Class C (began on 10-4-1999)
Before Taxes	6.76%	13.42%	7.80%
Class Y (began on 10-4-1999)
Before Taxes	8.26%	14.99%	9.29%
Indexes
Russell 2000 Growth Index[2]	7.01%	16.48%	3.95%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	8.70%	15.49%	6.09%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on October 31, 1999.
4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.47%	0.65%	0.54%	0.21%
Total Annual Fund
Operating Expenses	1.57%	2.50%	2.39%	1.06%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.83% and the Total Annual Fund Operating Expenses would have been: Class A, 1.55%, Class B, 2.48%, Class C, 2.37%, and Class Y, 1.04%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	653	1,079	1,431	2,603	[1]
Class C Shares	242 [2]	746	1,276	2,727
Class Y Shares	108	337	585	1,294

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	253	779	1,331	2,603	[1]
Class C Shares	242	746	1,276	2,727
Class Y Shares	108	337	585	1,294

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

An Overview of the Fund

Objective
To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
Waddell & Reed Advisors Tax-Managed Equity Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of domestic and, to a lesser extent, foreign companies that WRIMCO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. WRIMCO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. While the Fund typically invests in the common stocks of large- to medium-sized domestic companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Medium-sized, or mid-cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Large, or large-cap, companies are typically companies with market capitalizations of at least $8 billion.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and utilizes a bottom-up research strategy to identify companies that are leaders in growth industries and which WRIMCO believes possess a sustainable competitive advantage and are positioned to maintain and build upon that status. WRIMCO focuses on companies exhibiting high levels of profit margin and return on capital. The largest holdings of the Fund tend to be those where WRIMCO believes the market has materially underestimated the companies' long-term earnings potential.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, to reduce the Fund's holding in that security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Tax-Managed Equity Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated
  WRIMCO's skill in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Tax-Managed Equity Fund may be appropriate for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on its distributions of income and net realized gains, it does expect to distribute taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss) from time to time. Investors may realize capital gains when they sell their shares. The Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2001	-22.13%
2002	-16.42%
2003	24.96%
2004	11.70%
2005	10.28%
2006	6.70%
2007	25.32%

In the period shown in the chart, the highest quarterly return was 12.92% (the third quarter of 2007) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -20.28%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 3-31-2000)
Before Taxes	18.11%	14.17%	2.50%
After Taxes on Distributions	18.11%	14.17%	2.47%
After Taxes on Distributions
and Sale of Fund Shares	11.77%	12.46%	2.13%
Class B (began on 3-31-2000)
Before Taxes	20.20%	14.37%	2.33%
Class C (began on 3-31-2000)
Before Taxes	24.30%	14.45%	2.29%
Indexes
Russell 1000 Growth Index[1]	11.82%	12.11%	-3.86%
Lipper Large-Cap Growth
Funds Universe Average[2]	14.17%	11.75%	-2.38%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C
your investment)	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C
deducted from Fund assets)	------	------	------

Management Fees	0.65%	0.65%	0.65%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.34%	0.48%	0.49%
Total Annual Fund
Operating Expenses	1.24%	2.13%	2.14%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	616	967	1,244	2,235	[1]
Class C Shares	217 [2]	670	1,149	2,472

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	216	667	1,144	2,235	[1]
Class C Shares	217	670	1,149	2,472

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Value Fund

An Overview of the Fund

Objective
To provide long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued domestic and, to a lesser extent, foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund generally invests in large-cap companies (typically, companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. The Fund seeks to be diversified across economic sectors in an effort to manage risk.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Fund, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential
  internal or external catalyst for change

WRIMCO will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Value Fund may be appropriate for investors who seek long-term capital appreciation. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2001	8.03%
2002	-15.51%
2003	24.48%
2004	14.28%
2005	3.96%
2006	16.60%
2007	1.69%

In the period shown in the chart, the highest quarterly return was 12.58% (the fourth quarter of 2003) and the lowest quarterly return was -14.76% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -19.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			Life
	1 Year	5 Years	of Class
	--------	---------	-----------
Class A (began on 12-15-2000)
Before Taxes	-4.16%	10.57%	6.05%
After Taxes on Distributions	-5.48%	9.80%	5.48%
After Taxes on Distributions
and Sale of Fund Shares	-0.73%[1]	9.35%	5.32%
Class B (began on 12-15-2000)
Before Taxes	-2.92%	10.71%	5.93%
Class C (began on 12-15-2000)
Before Taxes	0.74%	10.91%	6.02%
Class Y (began on 12-15-2000)
Before Taxes	2.02%	12.38%	7.41%
Indexes
Russell 1000 Value Index[2]	-0.17%	14.62%	6.73%[3]
Lipper Large-Cap Value
Funds Universe Average[4]	2.24%	13.09%	5.39%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on December 31, 2000.
4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.39%	0.55%	0.53%	0.23%
Total Annual Fund
Operating Expenses	1.34%	2.25%	2.23%	0.93%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.69% and the Total Annual Fund Operating Expenses would have been: Class A, 1.33%, Class B, 2.24%, Class C, 2.22%, and Class Y, 0.92%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$975	$1,267	$2,095
Class B Shares	628	1,003	1,305	2,353	[1]
Class C Shares	226 [2]	697	1,195	2,565
Class Y Shares	95	296	515	1,143

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$975	$1,267	$2,095
Class B Shares	228	703	1,205	2,353	[1]
Class C Shares	226	697	1,195	2,565
Class Y Shares	95	296	515	1,143

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Vanguard Fund, Inc.

An Overview of the Fund

Objective
To provide appreciation of your investment.

Principal Strategies
Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap domestic and, to a lesser extent, foreign companies that WRIMCO, the Fund's investment manager, believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large-cap companies (typically, companies with market capitalizations of at least $8 billion), the Fund may invest in companies of any size.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors:

  the company's market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings the quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. WRIMCO may select a security when it anticipates a development or identifies a catalyst that might have an effect on the value of the security.

In general, WRIMCO may sell a security when, in WRIMCO's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO may also sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Vanguard Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Vanguard Fund may be appropriate for investors seeking long-term investment growth. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Vanguard Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	31.21%
1999	43.91%
2000	-1.07%
2001	-24.67%
2002	-20.41%
2003	30.13%
2004	5.58%
2005	15.18%
2006	2.70%
2007	27.90%

In the period shown in the chart, the highest quarterly return was 31.10% (the fourth quarter of 1999) and the lowest quarterly return was -21.86% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -22.80%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	20.55%	14.40%	8.17%
After Taxes on Distributions	18.92%	13.64%	7.31%
After Taxes on Distributions
and Sale of Fund Shares	16.03%	12.74%	7.14%
Class Y
Before Taxes	28.17%	16.14%	9.15%
Class B (began on 10-4-1999)
Before Taxes	22.49%	14.32%	4.35%
Class C (began on 10-4-1999)
Before Taxes	26.62%	14.56%	4.42%
Indexes
Russell 1000 Growth Index[1]	11.82%	12.11%	3.84%
Lipper Large-Cap Growth Funds
Universe Average[2]	14.17%	11.75%	5.00%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Vanguard Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.68%	0.68%	0.68%	0.68%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.55%	0.50%	0.19%
Total Annual Fund
Operating Expenses	1.18%	2.23%	2.18%	0.87%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.66% and the Total Annual Fund Operating Expenses would have been: Class A, 1.16%, Class B, 2.21%, Class C, 2.16%, and Class Y, 0.85%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,925
Class B Shares	626	997	1,295	2,294	[1]
Class C Shares	221 [2]	682	1,170	2,514
Class Y Shares	89	278	482	1,073

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,925
Class B Shares	226	697	1,195	2,294	[1]
Class C Shares	221	682	1,170	2,514
Class Y Shares	89	278	482	1,073

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors International Growth Fund, Inc.

An Overview of the Fund

Objectives
To provide, as a primary objective, long-term appreciation of capital. As a secondary objective, the Fund seeks current income.

Principal Strategies
Waddell & Reed Advisors International Growth Fund seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan. The Fund may invest in companies of any size.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio, including:

  a company's growth and earnings potential and valuation
  a company's financials, including cash flow and balance sheet management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors International Growth Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing in foreign securities involves a number of economic, financial, and political risks that may not be associated with the domestic markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors International Growth Fund may be appropriate for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	21.41%
1999	57.04%
2000	-24.94%
2001	-22.36%
2002	-18.73%
2003	21.54%
2004	12.32%
2005	16.33%
2006	22.02%
2007	22.38%

In the period shown in the chart, the highest quarterly return was 46.67% (the fourth quarter of 1999) and the lowest quarterly return was -17.30% (the third quarter of 1998). The Class A return for the year through September 30, 2008 was -28.60%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	15.34%	17.45%	7.28%
After Taxes on Distributions	15.26%	17.30%	5.74%
After Taxes on Distributions
and Sale of Fund Shares	10.11%	15.39%	5.64%
Class Y
Before Taxes	22.80%	19.39%	8.37%
Class B (began on 10-4-1999)
Before Taxes	16.99%	17.28%	4.59%
Class C (began on 10-5-1999)
Before Taxes	21.17%	17.68%	4.90%
Indexes
MSCI EAFE Growth Index[1]	16.45%	19.86%	6.46%
Lipper International Large-Cap Growth
Funds Universe Average[2]	14.30%	18.82%	6.58%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.35%	0.68%	0.53%	0.24%
Total Annual Fund
Operating Expenses	1.45%	2.53%	2.38%	1.09%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than 30 days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.82% and the Total Annual Fund Operating Expenses would have been: Class A, 1.42%, Class B, 2.50%, Class C, 2.35%, and Class Y, 1.06%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,211
Class B Shares	656	1,088	1,446	2,594	[1]
Class C Shares	241 [2]	743	1,271	2,717
Class Y Shares	111	347	601	1,329

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,211
Class B Shares	256	788	1,346	2,594	[1]
Class C Shares	241	743	1,271	2,717
Class Y Shares	111	347	601	1,329

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Asset Strategy Fund, Inc.

An Overview of the Fund

Objective
To provide high total return over the long term.

Principal Strategies
Waddell & Reed Advisors Asset Strategy Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

  "Stocks" include equity securities of all types, although WRIMCO, the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund's total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or Ba or below by Moody's Investors Service, Inc. (Moody's), or unrated bonds deemed by WRIMCO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
  Within each of these investment types, the Fund may invest in domestic and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities.

WRIMCO may allocate the Fund's investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions.

The Fund may invest in any market that WRIMCO believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, WRIMCO makes top-down allocations among stocks, bonds, cash, precious metals (for defensive purposes) and currency markets around the globe. After determining allocations, WRIMCO seeks attractive opportunities within each market.

WRIMCO may, when consistent with the Fund's investment objective, buy or sell options or futures contracts on a security, on an index of securities or on a foreign currency, or enter into swaps, including credit default swaps and interest rate swaps (collectively, commonly known as derivatives). WRIMCO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Fund.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including a deterioration in a company's fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, and company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO may also sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Asset Strategy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign currency exchange rates, which may affect the value of the foreign securities the Fund holds an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As noted, the Fund may invest up to 100% of its total assets in foreign securities. Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the domestic markets and that could affect the Fund's performance unfavorably depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Investments by the Fund in high-yield/high-risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Asset allocation funds may be appropriate for investors who want to diversify among stocks, bonds, and short-term instruments of domestic and foreign issuers, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Waddell & Reed Advisors Asset Strategy Fund may be appropriate for you. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	9.26%
1999	21.85%
2000	21.35%
2001	-10.70%
2002	3.28%
2003	10.93%
2004	13.04%
2005	23.67%
2006	20.26%
2007	43.61%

In the period shown in the chart, the highest quarterly return was 15.73% (the third quarter of 2005) and the lowest quarterly return was -7.55% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -18.41%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	35.36%	20.35%	14.16%
After Taxes on Distributions	33.26%	19.03%	12.52%
After Taxes on Distributions
and Sale of Fund Shares	24.42%	17.69%	11.85%
Class Y
Before Taxes	44.18%	22.21%	15.26%
Class C (began on 10-5-1999)
Before Taxes	42.51%	20.80%	15.17%
Class B (began on 10-6-1999)
Before Taxes	38.39%	20.64%	15.05%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Broad
Investment Grade Index[1]	7.22%	4.55%	6.03%
Citigroup Short-Term
Index for 1 Month
Certificates of Deposit[1]	5.40%	3.28%	3.98%
Lipper Flexible Portfolio
Funds Universe Average[2]	9.10%	12.88%	7.63%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.65%	0.65%	0.65%	0.65%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.34%	0.30%	0.24%
Total Annual Fund
Operating Expenses	1.15%	1.99%	1.95%	0.89%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. Due to rounding, these ratios are the same as they would have been for the fiscal year ended June 30, 2008 if the fee waiver were reflected.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	602	924	1,173	2,100	[1]
Class C Shares	198 [2]	612	1,052	2,275
Class Y Shares	91	284	493	1,096

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$919	$1,172	$1,892
Class B Shares	202	624	1,073	2,100	[1]
Class C Shares	198	612	1,052	2,275
Class Y Shares	91	284	493	1,096

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Continental Income Fund, Inc.

An Overview of the Fund

Objectives
To provide current income to the extent that, in the opinion of WRIMCO, the Fund's investment manager, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

Principal Strategies
Waddell & Reed Advisors Continental Income Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The majority of the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest. The Fund may invest in both domestic and, to a lesser extent, foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Fund. For equity investments, WRIMCO typically uses a bottom-up approach and looks for undervalued companies whose asset value or earnings power, WRIMCO believes, is not reflected in the price of the stock. WRIMCO also considers a company's potential for dividend growth, its relative strength in earnings, its management and improving fundamentals, and the condition of the respective industry. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued. In determining whether to sell a debt security, WRIMCO will consider whether the security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income, to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Continental Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed-income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, resulting in the Fund reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Fund's investment income the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Continental Income Fund may be appropriate for investors seeking current income and the potential for long-term appreciation of capital. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Continental Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	10.36%
1999	11.05%
2000	5.77%
2001	-7.69%
2002	-9.26%
2003	19.11%
2004	7.58%
2005	4.74%
2006	10.85%
2007	12.90%

In the period shown in the chart, the highest quarterly return was 9.21% (the fourth quarter of 1999) and the lowest quarterly return was -7.73% (the third quarter of 2002). The Class A return for the year through September 30, 2008 was -10.72%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	6.40%	9.62%	5.56%
After Taxes on Distributions	5.32%	9.03%	4.27%
After Taxes on Distributions
and Sale of Fund Shares	5.52%	8.37%	4.36%
Class Y
Before Taxes	13.20%	11.26%	7.63%
Class B (began on 10-4-1999)
Before Taxes	7.98%	9.71%	4.90%
Class C (began on 10-5-1999)
Before Taxes	11.99%	9.87%	4.92%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Treasury/Govt Sponsored/
Credit Index[1]	7.38%	4.57%	6.08%
Lipper Mixed-Asset Target Allocation
Growth Funds Universe Average[2]	6.41%	10.71%	5.91%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Continental Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.26%	0.45%	0.43%	0.24%
Total Annual Fund
Operating Expenses	1.21%	2.15%	2.13%	0.94%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	618	973	1,254	2,243	[1]
Class C Shares	216 [2]	667	1,144	2,462
Class Y Shares	96	300	520	1,155

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	218	673	1,154	2,243	[1]
Class C Shares	216	667	1,144	2,462
Class Y Shares	96	300	520	1,155

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Energy Fund

An Overview of the Fund

Objective
To provide long-term capital appreciation.

Principal Strategies
Waddell & Reed Advisors Energy Fund seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Fund invests in securities of companies across the capitalization spectrum and in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Fund may invest up to 100% of its total assets in foreign securities.

WRIMCO, the Fund's investment manager, uses an investment style that focuses on both growth and value characteristics of companies where energy is believed to be a factor in the investment outlook and success of that company. WRIMCO focuses on traditional companies that are producing and distributing energy for today, as well as those companies that are discovering sources of energy that will carry the world into the future. WRIMCO considers many factors in selecting companies for the Fund, including the valuation, operating history, capital, financials, business model and management of a company.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Energy Sector Risk-since the Fund invests a significant portion of its assets in securities of companies principally engaged in the energy sector, the Fund could experience wider fluctuations in value than funds with more diversified, less concentrated portfolios. Specifically, the securities that the Fund purchases may underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund's holdings are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil-producing countries, energy conservation, the success of exploration projects and tax and other governmental regulatory policies.

A variety of additional factors can affect the investment performance of Waddell & Reed Advisors Energy Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  some of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Although individual security selection, in general, drives the performance of the Fund, short-term fluctuations in commodity prices may influence returns and increase price fluctuations in the Fund's shares. The companies in which the Fund invests may be adversely affected by foreign government, Federal, or state regulations on energy production, distribution and sale.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Energy Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total return for Class A shares. The returns for the Fund's other classes of shares during this period were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2007	52.48%

In the period shown in the chart, the highest quarterly return was 16.57% (the second quarter of 2007) and the lowest quarterly return was 5.74% (the first quarter of 2007). The Class A return for the year through September 30, 2008 was -23.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

		Life
	1 Year	of Class
	--------	---------
Class A (began on 03-01-2006)
Before Taxes	43.71%	22.50%
After Taxes on Distributions	43.71%	22.50%
After Taxes on Distributions
and Sale of Fund Shares	28.41%	19.36%
Class B (began on 03-01-2006)
Before Taxes	46.90%	23.44%
Class C (began on 03-01-2006)
Before Taxes	51.24%	25.62%
Class Y (began on 03-01-2006)
Before Taxes	53.25%	27.14%
Indexes
S&P 1500 Energy Sector Index[1]	34.52%	27.87%[2]
Lipper Natural Resources Funds
Universe Average[3]	39.63%	25.91%[2]

1Reflects no deduction for fees, expenses or taxes.
2Index comparison begins on February 28, 2006.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Energy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.44%	0.63%	0.47%	0.27%
Total Annual Fund
Operating Expenses	1.54%	2.48%	2.32%	1.12%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	651	1,073	1,421	2,584	[1]
Class C Shares	235 [2]	724	1,240	2,656
Class Y Shares	114	356	617	1,363

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$723	$1,033	$1,366	$2,304
Class B Shares	251	773	1,321	2,584	[1]
Class C Shares	235	724	1,240	2,656
Class Y Shares	114	356	617	1,363

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Retirement Shares, Inc.

An Overview of the Fund

Objective
To provide the highest long-term total investment return that is, in the opinion of WRIMCO, consistent with reasonable safety of capital.

Principal Strategies
Waddell & Reed Advisors Retirement Shares seeks to achieve its objective by investing primarily in common stocks and, to a lesser extent, in debt securities (of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality) of domestic and foreign issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Medium-sized, or mid-cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Large, or large-cap, companies are typically companies with market capitalizations of at least $8 billion. Value stocks are those that WRIMCO, the Fund's investment manager, believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Typically, the Fund's debt securities are either U.S. government securities or investment-grade corporate bonds. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities for investment, WRIMCO combines a top-down and bottom-up approach; its primary focus is on companies with varying market capitalizations which represent attractive values in the marketplace. WRIMCO also assesses broad economic trends and then invests in companies which are likely to benefit from such identified trends. WRIMCO also considers a security's potential for:

  capital growth
  capital stability
  income

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis it uses to buy securities. If a debt security no longer provides the desired income or an equity security ceases to offer the expected growth potential or becomes overvalued, the Fund may sell the security. As well, the Fund may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Retirement Shares. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline
  WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Retirement Shares may be appropriate for investors seeking long-term total return consistent with reasonable safety of principal through a portfolio that may include primarily stocks, with investments in bonds and other securities. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Retirement Shares

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	9.73%
1999	43.65%
2000	-5.96%
2001	-12.65%
2002	-20.42%
2003	25.71%
2004	4.29%
2005	16.01%
2006	6.17%
2007	15.97%

In the period shown in the chart, the highest quarterly return was 28.93% (the fourth quarter of 1999) and the lowest quarterly return was -17.61% (the third quarter of 2001). The Class A return for the year through September 30, 2008 was -26.54%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	---------	-----------
Class A
Before Taxes	9.30%	12.03%	6.16%
After Taxes on Distributions	9.25%	11.99%	4.38%
After Taxes on Distributions
and Sale of Fund Shares	6.12%	10.54%	4.51%
Class Y
Before Taxes	16.24%	13.75%	7.11%
Class B (began on 10-4-1999)
Before Taxes	10.79%	12.09%	4.34%
Class C (began on 10-4-1999)
Before Taxes	15.00%	12.32%	4.40%
Indexes
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Treasury/
Govt Sponsored/
Credit Index[1]	7.38%	4.57%	6.08%
Lipper Flexible Portfolio
Funds Universe Average[2]	9.10%	12.88%	7.63%

1Reflects no deduction for fees, expenses or taxes.
2Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Retirement Shares

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.70%	0.70%	0.70%	0.70%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.29%	0.53%	0.44%	0.22%
Total Annual Fund
Operating Expenses	1.24%	2.23%	2.14%	0.92%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.65% and the Total Annual Fund Operating Expenses would have been: Class A, 1.19%, Class B, 2.18%, Class C, 2.09%, and Class Y, 0.87%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	626	998	1,295	2,303	[1]
Class C Shares	217 [2]	670	1,150	2,473
Class Y Shares	94	293	509	1,132

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$946	$1,217	$1,989
Class B Shares	226	698	1,195	2,303	[1]
Class C Shares	217	670	1,150	2,473
Class Y Shares	94	293	509	1,132

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Science and Technology Fund

An Overview of the Fund

Objective
To provide long-term capital growth.

Principal Strategies
Waddell & Reed Advisors Science and Technology Fund seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of domestic and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size and may invest without limitation in foreign securities.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund's portfolio. These include but are not limited to the following regarding a company:

  growth potential
  earnings potential
  quality of management
  industry position/market size potential
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Science and Technology Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors of the science and technology industry changes in foreign currency exchange rates, which may affect the value of the securities the Fund holds the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Because the Fund concentrates its investments in science and technology companies, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Science and Technology Fund may be appropriate for investors who seek long-term capital growth by investing in a Fund that concentrates in securities of science and technology companies or in securities of companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. This Fund may not be suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	59.31%
1999	102.93%
2000	-13.97%
2001	-13.42%
2002	-26.78%
2003	32.01%
2004	16.20%
2005	17.20%
2006	7.57%
2007	24.22%

In the period shown in the chart, the highest quarterly return was 61.66% (the fourth quarter of 1999) and the lowest quarterly return was -19.91% (the first quarter of 2001). The Class A return for the year through September 30, 2008 was -18.40%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	17.08%	17.75%	14.85%
After Taxes on Distributions	13.25%	16.24%	12.88%
After Taxes on Distributions
and Sale of Fund Shares	15.92%	15.63%	12.90%
Class Y
Before Taxes	24.59%	19.57%	15.92%
Class B (began on 10-4-1999)
Before Taxes	18.96%	17.58%	7.92%
Class C (began on 10-4-1999)
Before Taxes	22.78%	17.71%	7.94%
Indexes
S&P North American Technology
Sector Index[1,2]	16.94%	15.59%	5.74%
Lipper Science & Technology
Funds Universe Average[3]	14.92%	16.12%	7.12%

1Reflects no deduction for fees, expenses or taxes.
2The S&P North American Technology Sector Index changed its name from the S&P GSTI Composite Index in March 2008.
3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.83%	0.83%	0.83%	0.83%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.56%	0.52%	0.19%
Total Annual Fund
Operating Expenses	1.33%	2.39%	2.35%	1.02%

1 The CDSC that is imposed on the lesser of the amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2 A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.

5The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.82% and the Total Annual Fund Operating Expenses would have been: Class A, 1.32%, Class B, 2.38%, Class C, 2.34%, and Class Y, 1.01%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	642	1,046	1,376	2,460	[1]
Class C Shares	238 [2]	733	1,255	2,686
Class Y Shares	104	325	563	1,248

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	242	746	1,276	2,460	[1]
Class C Shares	238	733	1,255	2,686
Class Y Shares	104	325	563	1,248

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its primary objective of capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of domestic and, to a lesser extent, foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's objectives. Generally, the Fund invests in companies whose stocks, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. The Fund may invest in growth, core and value-oriented securities. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may invest not more than 20% of its net assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in: cash; debt securities, typically of investment grade, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; preferred stock; or common stocks that WRIMCO chooses for their reduced volatility rather than for their growth potential. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Accumulative Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's Statement of Additional Information (SAI).

Waddell & Reed Advisors Core Investment Fund: The Fund seeks to achieve its objectives of capital growth and income, with a primary emphasis on income, by investing, during normal market conditions, in common stocks of large, high-quality domestic and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, WRIMCO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest in what it believes to be dominant companies that will benefit from these trends, including companies that WRIMCO believes have long-term earnings potential greater than the market expectations. Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company's ability to grow its business and thereby generate sufficient equity.

It is possible that the universe of appropriate income-producing stocks may be limited and may, from time to time, decrease; as well, when WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Dividend Opportunities Fund: The Fund seeks to achieve its objective of total return by investing primarily in large-cap, high-quality companies with established operating records that WRIMCO believes may accelerate or grow their dividend payout ratio. There is no guarantee, however, that the Fund will achieve its objective. Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments thereby returning value to its shareholders. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

The Fund's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" received by those shareholders is taxed as net capital gain as well, provided that certain holding period and other requirements are met. WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of domestic and, to a lesser extent, foreign mid-cap companies that WRIMCO believes offer above-average growth potential. The Fund primarily focuses on mid-cap growth companies that have the potential to become a large-cap company. Mid-cap companies typically are companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, WRIMCO considers a company's capitalization at the time the Fund acquires the company's securities. Companies whose capitalization falls outside the mid-cap range after purchase continue to be considered mid-cap companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, WRIMCO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other desired characteristics include a leading market position, the active involvement of the founder or entrepreneur, and management that is strong and demonstrates commitment to stakeholders.

In addition to common stocks, the Fund also may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Fund may invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by American Depositary Receipts traded in the United States; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities). An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities) preferred stocks or both. The Fund may also invest in derivative instruments to hedge its current holdings. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small-cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on higher-quality companies. WRIMCO seeks companies that it believes exhibit defensible market positions by having one or more of the following characteristics: a company that is a strong niche player, that features involvement of the founder, or that demonstrates a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small-cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's investment policy. From time to time, the Fund also will invest a lesser portion of its assets in securities of mid and large-cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, that are mostly of investment grade. The Fund may invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund also may invest in more established companies, such as those with longer operating histories than many small-cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Tax-Managed Equity Fund: The Fund seeks to achieve its objective of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of domestic and, to a lesser extent, foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. WRIMCO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

WRIMCO typically seeks companies with defensible, and therefore sustainable, competitive advantages in their fields. Current demand and faster growing economies are also important factors.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term capital gains (taxed as ordinary income), as well as distributions of net capital gain. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term capital gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may recognize capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Risks. An investment in Waddell & Reed Advisors Tax-Managed Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Value Fund: The Fund seeks to achieve its objective of long-term appreciation of capital by primarily investing, for the long term, in the common stocks of large-cap undervalued domestic and, to a lesser extent, foreign companies. Large-cap companies are typically companies with market capitalizations of at least $8 billion. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. WRIMCO searches for companies with leading positions in their respective industries, solid management teams, strong balance sheets with a high free cash flow and strong barriers to competition. The Fund may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued. As well, WRIMCO attempts to diversify the Fund's holdings among sectors in an effort to minimize risk.

The Fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. The Fund may also invest in derivative instruments, both to generate income and for the purpose of hedging its current stock positions.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its objective of appreciation of your investment by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented domestic and, to a lesser extent, foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, cost structure, scale, or distribution advantages. WRIMCO's process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and calculation measures, as well as earnings growth rates. WRIMCO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors International Growth Fund: The Fund seeks to achieve its primary objective of long-term appreciation of capital and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Fund will achieve its objectives.

Under normal economic conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements).

The Fund may from time to time take a temporary defensive position and may invest up to all of its assets in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes, and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it also may invest all of its assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds, and short-term instruments of both foreign and domestic issuers. The Fund may invest up to 100% of its total assets in foreign securities. The Fund may invest in almost any market that WRIMCO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As noted, the Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. WRIMCO will typically increase the Fund's investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund. The Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to 25% of the Fund's total assets in precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Waddell & Reed Advisors Asset Strategy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Investment Company Securities Risk
  Large Company Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and/or dividend income, and it invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund may also invest in convertible securities.

Normally, the Fund invests at least 25% of its total assets in debt securities and/or preferred stocks. The Fund will ordinarily not invest more than 75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO's judgment, this is advisable due to unusual market or economic conditions.

In its equity investments, the Fund invests primarily in medium to large, well-established companies that typically issue dividend-paying securities. The majority of the Fund's debt holdings are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest. The Fund may also purchase an unlimited amount of foreign securities; however, the Fund intends to have less than 10% of its total assets invested in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Continental Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Energy Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, including the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

After reviewing the market outlook for the energy industry and then identifying trends and sectors, WRIMCO uses a research-oriented, bottom-up investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that WRIMCO believes are strongly managed and will generate above-average, long-term capital appreciation.

There is no guarantee, however, that the Fund will achieve its objective. Although major changes tend to be infrequent, the Board of Directors of the Fund may change the Fund's investment objective without seeking shareholder approval.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

  international political developments
  production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations energy conservation
  the regulatory environment
  tax policies
  the economic growth and political stability of the key energy-consuming countries

The Fund may, but is not required to, use a range of other investment techniques, including investing in physical commodities within the energy sector (primarily crude oil, natural gas, and coal), income trusts, publicly traded partnerships (often referred to as master limited partnerships (MLPs)) and derivatives (primarily for the purpose of hedging various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements)), and selling securities short. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Net income from an interest in a qualified publicly traded partnership (QPTP) is qualifying income for a mutual fund. The Fund intends that all the MLPs in which it invests will be QPTPs. Please see the Fund's SAI regarding the tax and potential regulatory consequences if the Fund invests in a MLP that is not a QPTP. The value of these instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, or regulatory developments.

Investing in commodities may expose the Fund to other risk considerations, such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings. The Fund's investments in income trusts, MLPs, and commodities (and derivatives related thereto) will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Energy Fund is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Short Sales Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Retirement Shares: The Fund seeks to achieve its objective to provide the highest long-term total investment return as is, in WRIMCO's opinion, consistent with reasonable safety of capital through a diversified portfolio and will invest substantially all of its assets in common stocks, and, to a lesser extent, debt securities of domestic and foreign issuers. The Fund may also invest in preferred stocks. The Fund may invest varying proportions of its assets in all of these securities, depending on WRIMCO's analysis of what types of securities, or what proportions, are likely to achieve the Fund's objective. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO utilizes both macro economic and fundamental approaches in its ultimate selection of securities for the Fund. WRIMCO emphasizes anticipating economic changes and invests accordingly. WRIMCO seeks to capture market advances while minimizing declines in value during market downturns.

The Fund may invest a limited portion, not to exceed 10% of its total assets, in non-investment grade debt securities, or junk bonds, which are securities rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or money market instruments. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Retirement Shares is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Initial Public Offering Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of domestic and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, WRIMCO aims to identify stocks that it believes to be benefiting from the world's strongest secular economic trends, and then applies its bottom-up research to identify what it believes are the best holdings for the Fund.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, to hedge various market risks as well as a supplement in pursuit of its investment objective.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of each Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Fund must distribute, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of a Fund's assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO's selection criteria for implementing the Fund's investment objective(s), strategies, and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of each Fund's policies and procedures with respect to the disclosure of its securities holdings is available in its SAI.

A complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Defining Risks

Commodities Risk – Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk – If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk – An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of shares of a Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.

Derivatives Risk – A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Diversification Risk – A Fund is subject to diversification risk if it may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio; a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio. A Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.

Emerging Market Risk – Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk – Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk – The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the domestic. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the domestic markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk – A Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk – Investments in IPOs can have a significant positive impact on the Fund's performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk – The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk – As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since most ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying investment company (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk – A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk – Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk – In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk – Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk – Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. A Fund is also required to segregate assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. A Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance.

Small Company Risk – Equity securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Value Stock Risk – Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security's value may decrease.

The Management of the Funds

Investment Advisor

Each of the registered investment companies in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund's Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund's investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in that Fund's SAI. The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Retirement Shares, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Accumulative Fund: 0.66% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Asset Strategy Fund and Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Waddell & Reed Advisors Retirement Shares: 0.65% of net assets up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion

Management fees for each Fund as a percent of its net assets for its fiscal year ended June 30, 2008, were:

Fund	Management Fees Paid
Waddell & Reed Advisors Accumulative Fund	0.65%
Waddell & Reed Advisors Asset Strategy Fund	0.65%
Waddell & Reed Advisors Continental Income Fund	0.70%
Waddell & Reed Advisors Core Investment Fund	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	0.70%
Waddell & Reed Advisors Energy Fund	0.85%
Waddell & Reed Advisors International Growth Fund	0.82%
Waddell & Reed Advisors New Concepts Fund	0.84%
Waddell & Reed Advisors Retirement Shares	0.65%
Waddell & Reed Advisors Science and Technology Fund	0.83%
Waddell & Reed Advisors Small Cap Fund	0.83%
Waddell & Reed Advisors Tax-Managed Equity Fund	0.65%
Waddell & Reed Advisors Value Fund	0.69%
Waddell & Reed Advisors Vanguard Fund	0.66%

A discussion regarding the basis of approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2007 through September 30, 2008, is available in the Fund's Semiannual Report to Shareholders, dated December 31, 2007. A discussion regarding the basis of approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2008 through September 30, 2009, will be available in the Fund's Semiannual Report to Shareholders, dated December 31, 2008.

Portfolio Management

Waddell & Reed Advisors Accumulative Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Waddell & Reed Advisors Accumulative Fund. From February 2001 through March 2004, Mr. Ogden had served as Assistant Portfolio Manager for the Fund. On April 1, 2004, he became co-manager of the Fund, and on June 30, 2004, Mr. Ogden assumed sole responsibility for the management of Waddell & Reed Advisors Accumulative Fund upon the retirement of the other co-portfolio manager. He is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Ogden had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of Waddell & Reed Advisors Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005, Mr. Avery was named the Chief Investment Officer and Executive Vice President of WRIMCO and IICO. He is Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager, and has served as the portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 through June 2005, Mr. Avery served as the Director of Research for WRIMCO and its predecessor and for IICO, and has been an employee of WRIMCO and its predecessor since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Waddell & Reed Advisors Asset Strategy Fund since January 2007. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO and IICO. Mr. Caldwell is Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Waddell & Reed Advisors Continental Income Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Continental Income Fund. Ms. Prince-Fox has held her Fund responsibilities since January 1993. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. As well, Ms. Prince-Fox is Chief Investment Officer of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. From February 2002 to November 2004, she served as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. She holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Core Investment Fund: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Waddell & Reed Advisors Core Investment Fund, and both have held their Fund responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Waddell & Reed Advisors Core Investment Fund since 2003. He has served as portfolio manager for Ivy Core Equity Fund since February 2006, in addition to his duties as a research analyst. He is Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has been an employee of WRIMCO since 1998. He had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as portfolio manager for Ivy Core Equity Fund since February 2006. He is Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of the Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund. He has held his Fund responsibilities since the inception of each Fund, July 2003 and January 2006, respectively. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Waddell & Reed Advisors International Growth Fund: Thomas A. Mengel is primarily responsible for the day-to-day management of Waddell & Reed Advisors International Growth Fund and has held his Fund responsibilities since May 1996, when he joined WRIMCO. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Waddell & Reed Advisors New Concepts Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors New Concepts Fund and has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares: Charles W. Hooper, Jr. is primarily responsible for the day-to-day management of Waddell & Reed Advisors Retirement Shares. Mr. Hooper has held his Fund responsibilities since April 1999. He is Senior Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Hooper holds a BBA degree from Southern Methodist University, and earned a Bachelor of Foreign Trade from the Thunderbird Graduate School of International Management.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO since January 1996. He served as an investment analyst with WRIMCO from June 1990 to January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Waddell & Reed Advisors Small Cap Fund: Gilbert C. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors Small Cap Fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Scott joined Waddell & Reed in 1997 and had served as assistant portfolio manager of small cap institutional accounts from September 2000 to August 2003. He earned a BBA degree in finance from the University of Massachusetts, and an MBA from the University of Texas. Mr. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Tax-Managed Equity Fund: F. Chace Brundige is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund, and has held his Fund responsibilities since February 2006. Mr. Brundige joined WRIMCO in 1996 as an equity investment analyst. In 1999 he left to join TCW/WestBridge Ventures LLC as a vice president and limited partner. From 2001 through August 2003, Mr. Brundige was employed by Citadel Investment Group, where he oversaw the software and IT services groups. In 2003, he rejoined WRIMCO as an assistant portfolio manager for the Large Cap Growth equity team. He is Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Waddell & Reed Advisors Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Waddell & Reed Advisors Value Fund. He has held his Fund responsibilities since July 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. As of June 2005, Mr. Norris is the Director of Equity Research for WRIMCO and IICO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Waddell & Reed Advisors Vanguard Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Waddell & Reed Advisors Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Philip J. Sanders has held his responsibilities for Waddell & Reed Advisors Vanguard Fund since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Sanders has been an employee of, and a portfolio manager for, WRIMCO since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including their compensation, other accounts managed by each and the ownership of securities of each is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those funds. Also, the SEC found that W&R failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and W&R's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by Ivy Funds Variable Insurance Portfolios, Inc. by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (reflected in Footnote 5 to the applicable Funds' Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the funds to review and consult regarding the funds' investment management fee arrangements; and make additional investment management fee-related disclosures to fund shareholders. The NYAG Settlement also effectively requires that the funds implement certain governance measures designed to maintain the independence of the funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the funds' and W&R's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, requires W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and the funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which fund shareholders shall receive their proportionate share of losses, if any, suffered by the funds due to market timing. Therefore, it is not currently possible to specify which particular fund shareholders or groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor or financial intermediary. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority (FINRA) (formerly, the National Association of Securities Dealers, Inc.) as then in effect.

Since these fees are paid out of a Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
-------------	--------------	--------------	--------------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. Purchases made during the 30-day period prior to receipt by WRSCO of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WRSCO of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 days prior to receipt by WRSCO of the LOI.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your or your spouse's IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Shareholders/participants reinvesting, into their non-retirement account in a Fund, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 days of receipt of the required minimum distribution
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

  Clients investing through a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares

  One-Time Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request

  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in each Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. Waddell & Reed pays 4.00% of the amount invested to Legend and other third-party broker-dealers who sell Class B shares and 1.00% of the amount invested to Legend and other third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on November 20, 2008, then redeems all Class B shares on November 18, 2009, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker-dealer's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Ivy Funds Variable Insurance Portfolios, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by that insurance company redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, for shares of the corresponding class of any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services for clients of certain third-party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by Waddell & Reed

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

  Waddell & Reed InvestEd Portfolios, Inc.
  participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services participants in Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and Waddell & Reed are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include: the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own; networking and/or sub-accounting fees paid by the Funds; and payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates or the Funds for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the Waddell & Reed Advisors and Ivy mutual fund families (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Waddell & Reed and the Managers are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed and read a copy of Waddell & Reed's Form ADV Disclosure Brochure.

PORTABILITY

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend primarily the Funds. For more information about conflicts of interest, please see "Potential Conflicts of Interest." Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds' records in an omnibus account for a selling broker-dealer or other financial intermediary ("Financial Intermediary") or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds' distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary's selling agreement, which may be terminated without notice to you.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
 For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
 For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
 To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2008, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of year 2008 and 2009, certain 401(k) plan participants who receive in that year at least 50% matching contributions of employer stock from an employer that in any preceding taxable year (a) declared bankruptcy and (b) was subject to indictment or conviction resulting from transactions related to the bankruptcy may each make a special IRA "catch-up" contribution of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the $1,000 catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $46,000 for 2008.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
 To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
 For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain credit default swap instruments are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Asset Strategy Fund, which may invest a significant portion of their assets in foreign securities (and, with respect to Waddell & Reed Advisors Asset Strategy Fund, in derivatives on those securities), may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and foreign futures contracts (collectively, Foreign Securities), if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the Foreign Security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds may also be purchased through non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to purchase shares of the Funds.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

Purchases by telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then return the completed application to Waddell & Reed by mail at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by Waddell & Reed within seven days.

Purchases through the Automatic Investment Service: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc., the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:
To Open an Account/To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or wire, as applicable. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. You may do this only once each calendar year with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. The reinvestment must be made into the same fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the introducing broker.

Internet Service

Our web site, www.waddell.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Login To My Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc. Class A shares of any of the Funds may also be exchanged for shares of Waddell & Reed InvestEd Portfolios, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares in the Ivy Family of Funds. Shareholders of Class Y shares (other than the Portfolios within Waddell & Reed InvestEd Portfolios, Inc.) may exchange their Class Y shares for Class I shares of funds within the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management, Inc. are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management, Inc. for your Funds Plus Service into any other class of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc., and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management, Inc. for Class B or Class C shares of any of the other Funds).
  An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

Converting Shares

Self-directed Conversions: If you hold Class A and are eligible to purchase Class Y shares, as described above in the section entitled "Class Y shares," you may be eligible to convert your Class A shares to Class Y shares of the same Fund, subject to the discretion of Waddell & Reed to permit or reject such a conversion. Please contact Client Services directly to request a conversion.

Mandatory Conversions: If a shareholder no longer meets the minimum requirements to own a particular class of shares, the Fund may automatically convert those shares into another class of shares of the same Fund. The Fund will notify the shareholder in writing before any mandatory conversion from one class of shares of the Fund into another.

A conversion, whether self-directed or mandatory, between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors International Growth Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on a Fund's records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WRSCO will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed and/or its affiliate, IFDI (collectively, W&R), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, Waddell & Reed or WRSCO may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds' policies to shareholders investing in the Funds through such intermediary, based upon the Funds' conclusion that the intermediary's policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund's shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Funds' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five days (fewer than 30 days for Waddell & Reed Advisors International Growth Fund). If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December:
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors Retirement Shares
Semiannually in June and December:
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Vanguard Fund
Annually in December:
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of the same Class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same Class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from a Fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gain from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to "qualified dividend income" (see below) the Fund earned. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" (generally, dividends received on stock of most U.S. and certain foreign corporations) received by noncorporate shareholders who satisfy certain holding period and other requirements with respect to their Fund shares is taxed as net capital gain. For Waddell & Reed Advisors Asset Strategy Fund, distributions of the Fund's net capital gains that arise from investments in collectibles such as gold bullion are taxable to its shareholders at a rate of 28%.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account -- Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Fund for the fiscal year ended June 30, 2008, is included in that Fund's Annual Report to Shareholders, which is available upon request and without charge.

WADDELL & REED ADVISORS ACCUMULATIVE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$8.42	$0.02	$(0.46)	$(0.44)	$(0.02)		$(0.00)	$(0.02)		$7.96
7-1-06 to 6-30-07	6.83	0.03	1.59	1.62	(0.03)		(0.00)	(0.03)		8.42
7-1-05 to 6-30-06	6.28	0.01	0.54	0.55	(0.00)	[b]	(0.00)	(0.00)	[b]	6.83
7-1-04 to 6-30-05	5.79	0.04	0.49	0.53	(0.04)		(0.00)	(0.04)		6.28
7-1-03 to 6-30-04	5.19	0.01	0.60	0.61	(0.01)		(0.00)	(0.01)		5.79

Class B
7-1-07 to 6-30-08	$7.95	$(0.14)	$(0.35)	$(0.49)	$(0.00)		$(0.00)	$(0.00)		$7.46
7-1-06 to 6-30-07	6.49	(0.10)	1.56	1.46	(0.00)		(0.00)	(0.00)		7.95
7-1-05 to 6-30-06	6.03	(0.08)	0.54	0.46	(0.00)		(0.00)	(0.00)		6.49
7-1-04 to 6-30-05	5.59	(0.04)	0.48	0.44	(0.00)		(0.00)	(0.00)		6.03
7-1-03 to 6-30-04	5.06	(0.04)	0.57	0.53	(0.00)		(0.00)	(0.00)		5.59

Class C
7-1-07 to 6-30-08	$7.99	$(0.13)	$(0.36)	$(0.49)	$(0.00)		$(0.00)	$(0.00)		$7.50
7-1-06 to 6-30-07	6.52	(0.09)	1.56	1.47	(0.00)		(0.00)	(0.00)		7.99
7-1-05 to 6-30-06	6.06	(0.06)	0.52	0.46	(0.00)		(0.00)	(0.00)		6.52
7-1-04 to 6-30-05	5.61	(0.04)	0.49	0.45	(0.00)		(0.00)	(0.00)		6.06
7-1-03 to 6-30-04	5.07	(0.04)	0.58	0.54	(0.00)		(0.00)	(0.00)		5.61

Class Y
7-1-07 to 6-30-08	$8.43	$0.04	$(0.45)	$(0.41)	$(0.03)		$(0.00)	$(0.03)		$7.99
7-1-06 to 6-30-07	6.85	0.05	1.59	1.64	(0.06)		(0.00)	(0.06)		8.43
7-1-05 to 6-30-06	6.29	0.03	0.54	0.57	(0.01)		(0.00)	(0.01)		6.85
7-1-04 to 6-30-05	5.79	0.06	0.49	0.55	(0.05)		(0.00)	(0.05)		6.29
7-1-03 to 6-30-04	5.20	0.03	0.59	0.62	(0.03)		(0.00)	(0.03)		5.79

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-5.22%	[a]	$1,786	1.08%	1.11%		0.29%	0.26%		62%
7-1-06 to 6-30-07	23.70%	[a]	1,995	1.11%	1.13%		0.39%	0.37%		67%
7-1-05 to 6-30-06	8.82%	[a]	1,879	1.14%	1.14%	[c]	0.17%	0.17%	[c]	39%
7-1-04 to 6-30-05	9.11%	[a]	1,895	1.16%	1.16%	[c]	0.62%	0.62%	[c]	68%
7-1-03 to 6-30-04	11.78%	[a]	1,971	1.17%	1.17%	[c]	0.23%	0.23%	[c]	483%

Class B
7-1-07 to 6-30-08	-6.29%		$46	2.11%	2.14%		-0.73%	-0.76%		62%
7-1-06 to 6-30-07	22.50%		60	2.16%	2.18%		-0.65%	-0.67%		67%
7-1-05 to 6-30-06	7.63%		59	2.21%	2.21%	[c]	-0.91%	-0.91%	[c]	39%
7-1-04 to 6-30-05	7.87%		61	2.28%	2.28%	[c]	-0.50%	-0.50%	[c]	68%
7-1-03 to 6-30-04	10.47%		63	2.30%	2.30%	[c]	-0.90%	-0.90%	[c]	483%

Class C
7-1-07 to 6-30-08	-6.13%		$14	2.06%	2.09%		-0.68%	-0.71%		62%
7-1-06 to 6-30-07	22.55%		18	2.11%	2.13%		-0.60%	-0.62%		67%
7-1-05 to 6-30-06	7.59%		17	2.16%	2.16%	[c]	-0.85%	-0.85%	[c]	39%
7-1-04 to 6-30-05	8.02%		17	2.20%	2.20%	[c]	-0.40%	-0.40%	[c]	68%
7-1-03 to 6-30-04	10.65%		18	2.16%	2.16%	[c]	-0.76%	-0.76%	[c]	483%

Class Y
7-1-07 to 6-30-08	-4.99%		$5	0.85%	0.88%		0.53%	0.50%		62%
7-1-06 to 6-30-07	23.93%		5	0.86%	0.88%		0.65%	0.63%		67%
7-1-05 to 6-30-06	9.13%		6	0.87%	0.87%	[c]	0.43%	0.43%	[c]	39%
7-1-04 to 6-30-05	9.44%		6	0.88%	0.88%	[c]	0.88%	0.88%	[c]	68%
7-1-03 to 6-30-04	11.90%		6	0.87%	0.87%	[c]	0.53%	0.53%	[c]	483%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.
(c)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS ASSET STRATEGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.59	$0.05	$2.87	$2.92	$(0.10)		$(0.69)	$(0.79)		$12.72
7-1-06 to 6-30-07	10.49	0.12	1.45	1.57	(0.03)		(1.44)	(1.47)		10.59
7-1-05 to 6-30-06	7.80	0.06	2.92	2.98	(0.03)		(0.26)	(0.29)		10.49
7-1-04 to 6-30-05	6.82	0.06	1.08	1.14	(0.06)		(0.10)	(0.16)		7.80
7-1-03 to 6-30-04	6.41	0.04	0.44	0.48	(0.07)		(0.00)	(0.07)		6.82

Class B
7-1-07 to 6-30-08	$10.43	$(0.04)	$2.84	$2.80	$(0.00)		$(0.68)	$(0.68)		$12.55
7-1-06 to 6-30-07	10.41	0.05	1.41	1.46	(0.00)		(1.44)	(1.44)		10.43
7-1-05 to 6-30-06	7.78	(0.01)	2.90	2.89	(0.00)		(0.26)	(0.26)		10.41
7-1-04 to 6-30-05	6.82	(0.00)	1.07	1.07	(0.01)		(0.10)	(0.11)		7.78
7-1-03 to 6-30-04	6.40	(0.02)	0.44	0.42	(0.00)	[d]	(0.00)	(0.00)	[d]	6.82

Class C
7-1-07 to 6-30-08	$10.44	$(0.04)	$2.85	$2.81	$(0.00)		$(0.69)	$(0.69)		$12.56
7-1-06 to 6-30-07	10.41	0.05	1.42	1.47	(0.00)		(1.44)	(1.44)		10.44
7-1-05 to 6-30-06	7.78	(0.01)	2.90	2.89	(0.00)		(0.26)	(0.26)		10.41
7-1-04 to 6-30-05	6.82	(0.00)	1.07	1.07	(0.01)		(0.10)	(0.11)		7.78
7-1-03 to 6-30-04	6.40	(0.01)	0.44	0.43	(0.01)		(0.00)	(0.01)		6.82

Class Y
7-1-07 to 6-30-08	$10.61	$0.09	$2.88	$2.97	$(0.14)		$(0.69)	$(0.83)		$12.75
7-1-06 to 6-30-07	10.51	0.12	1.47	1.59	(0.05)		(1.44)	(1.49)		10.61
7-1-05 to 6-30-06	7.80	0.09	2.93	3.02	(0.05)		(0.26)	(0.31)		10.51
7-1-04 to 6-30-05	6.82	0.09	1.08	1.17	(0.09)		(0.10)	(0.19)		7.80
7-1-03 to 6-30-04	6.41	0.07	0.44	0.51	(0.10)		(0.00)	(0.10)		6.82

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	27.85%	[a]	$3,178	1.15%	1.15%	[b]	0.53%	0.53%	[b]	110%
7-1-06 to 6-30-07	16.77%	[a]	2,048	1.20%	1.20%	[b]	1.39%	1.39%	[b]	118%
7-1-05 to 6-30-06	38.80%	[a]	1,409	1.23%	1.23%	[c]	0.72%	0.72%	[c]	116%
7-1-04 to 6-30-05	16.88%	[a]	652	1.33%	1.33%	[c]	0.88%	0.88%	[c]	72%
7-1-03 to 6-30-04	7.49%	[a]	472	1.37%	1.37%	[c]	0.62%	0.62%	[c]	206%

Class B
7-1-07 to 6-30-08	26.94%		$183	1.99%	1.99%	[b]	-0.33%	-0.33%	[b]	110%
7-1-06 to 6-30-07	15.73%		147	2.07%	2.07%	[b]	0.51%	0.51%	[b]	118%
7-1-05 to 6-30-06	37.60%		120	2.10%	2.10%	[c]	-0.18%	-0.18%	[c]	116%
7-1-04 to 6-30-05	15.77%		76	2.22%	2.22%	[c]	-0.02%	-0.02%	[c]	72%
7-1-03 to 6-30-04	6.63%		62	2.27%	2.27%	[c]	-0.28%	-0.28%	[c]	206%

Class C
7-1-07 to 6-30-08	26.95%		$124	1.95%	1.95%	[b]	-0.28%	-0.28%	[b]	110%
7-1-06 to 6-30-07	15.82%		87	2.02%	2.02%	[b]	0.56%	0.56%	[b]	118%
7-1-05 to 6-30-06	37.60%		65	2.06%	2.06%	[c]	-0.11%	-0.11%	[c]	116%
7-1-04 to 6-30-05	15.79%		28	2.18%	2.18%	[c]	0.04%	0.04%	[c]	72%
7-1-03 to 6-30-04	6.71%		20	2.22%	2.22%	[c]	-0.23%	-0.23%	[c]	206%

Class Y
7-1-07 to 6-30-08	28.31%		$25	0.89%	0.89%	[b]	0.81%	0.81%	[b]	110%
7-1-06 to 6-30-07	17.01%		15	0.91%	0.91%	[b]	1.75%	1.75%	[b]	118%
7-1-05 to 6-30-06	39.30%		7	0.92%	0.92%	[c]	1.03%	1.03%	[c]	116%
7-1-04 to 6-30-05	17.33%		3	0.94%	0.94%	[c]	1.27%	1.27%	[c]	72%
7-1-03 to 6-30-04	7.92%		2	0.97%	0.97%	[c]	1.03%	1.03%	[c]	206%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)The Fund's waiver provides no impact to the ratios due to rounding.
(c)There was no waiver of expenses for the period.
(d)Not shown due to rounding.

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

	Selected Per-Share Data

		Income From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$8.34	$0.11		$0.02		$0.13	$(0.12)	$(0.38)	$(0.50)	$7.97
7-1-06 to 6-30-07	7.69	0.11		0.86		0.97	(0.10)	(0.22)	(0.32)	8.34
7-1-05 to 6-30-06	7.39	0.09		0.49		0.58	(0.09)	(0.19)	(0.28)	7.69
7-1-04 to 6-30-05	7.04	0.10		0.35		0.45	(0.10)	(0.00)	(0.10)	7.39
7-1-03 to 6-30-04	6.33	0.08		0.71		0.79	(0.08)	(0.00)	(0.08)	7.04

Class B
7-1-07 to 6-30-08	$8.34	$0.03		$0.01		$0.04	$(0.04)	$(0.38)	$(0.42)	$7.96
7-1-06 to 6-30-07	7.69	0.03		0.86		0.89	(0.02)	(0.22)	(0.24)	8.34
7-1-05 to 6-30-06	7.38	0.01		0.50		0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35		0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71		0.73	(0.01)	(0.00)	(0.01)	7.04

Class C
7-1-07 to 6-30-08	$8.34	$0.03		$0.01		$0.04	$(0.04)	$(0.38)	$(0.42)	$7.96
7-1-06 to 6-30-07	7.69	0.03		0.87		0.90	(0.03)	(0.22)	(0.25)	8.34
7-1-05 to 6-30-06	7.38	0.02		0.49		0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35		0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71		0.73	(0.01)	(0.00)	(0.01)	7.04

Class Y
7-1-07 to 6-30-08	$8.34	$0.13	[b]	$0.02	[b]	$0.15	$(0.14)	$(0.38)	$(0.52)	$7.97
7-1-06 to 6-30-07	7.69	0.14		0.86		1.00	(0.13)	(0.22)	(0.35)	8.34
7-1-05 to 6-30-06	7.39	0.11		0.49		0.60	(0.11)	(0.19)	(0.30)	7.69
7-1-04 to 6-30-05	7.04	0.13	[b]	0.35	[b]	0.48	(0.13)	(0.00)	(0.13)	7.39
7-1-03 to 6-30-04	6.33	0.13		0.68		0.81	(0.10)	(0.00)	(0.10)	7.04

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	1.19%	[a]	$434	1.21%	1.33%	11%
7-1-06 to 6-30-07	12.85%	[a]	469	1.23%	1.32%	16%
7-1-05 to 6-30-06	7.90%	[a]	464	1.23%	1.17%	48%
7-1-04 to 6-30-05	6.46%	[a]	488	1.24%	1.42%	43%
7-1-03 to 6-30-04	12.54%	[a]	494	1.24%	1.22%	36%

Class B
7-1-07 to 6-30-08	0.12%		$13	2.15%	0.38%	11%
7-1-06 to 6-30-07	11.75%		15	2.19%	0.35%	16%
7-1-05 to 6-30-06	6.96%		16	2.20%	0.19%	48%
7-1-04 to 6-30-05	5.33%		18	2.22%	0.44%	43%
7-1-03 to 6-30-04	11.62%		17	2.24%	0.22%	36%

Class C
7-1-07 to 6-30-08	0.14%		$5	2.13%	0.41%	11%
7-1-06 to 6-30-07	11.78%		6	2.17%	0.37%	16%
7-1-05 to 6-30-06	6.99%		6	2.18%	0.21%	48%
7-1-04 to 6-30-05	5.35%		6	2.18%	0.47%	43%
7-1-03 to 6-30-04	11.59%		6	2.20%	0.25%	36%

Class Y
7-1-07 to 6-30-08	1.45%		$1	0.94%	1.60%	11%
7-1-06 to 6-30-07	13.17%		1	0.95%	1.61%	16%
7-1-05 to 6-30-06	8.22%		1	0.93%	1.47%	48%
7-1-04 to 6-30-05	6.80%		1	0.94%	1.71%	43%
7-1-03 to 6-30-04	12.87%		1	0.94%	1.53%	36%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based on average weekly shares outstanding.

WADDELL & REED ADVISORS CORE INVESTMENT FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$6.64	$0.02		$(0.13)		$(0.11)	$(0.04)	$(0.74)	$(0.78)	$5.75
7-1-06 to 6-30-07	6.69	0.05		0.94		0.99	(0.05)	(0.99)	(1.04)	6.64
7-1-05 to 6-30-06	5.78	0.02		0.91		0.93	(0.02)	(0.00)	(0.02)	6.69
7-1-04 to 6-30-05	5.22	0.02		0.56		0.58	(0.02)	(0.00)	(0.02)	5.78
7-1-03 to 6-30-04	4.69	0.03		0.53		0.56	(0.03)	(0.00)	(0.03)	5.22

Class B
7-1-07 to 6-30-08	$6.20	$(0.04)	[c]	$(0.12)	[c]	$(0.16)	$(0.00)	$(0.70)	$(0.70)	$5.34
7-1-06 to 6-30-07	6.33	(0.02)	[c]	0.89	[c]	0.87	(0.01)	(0.99)	(1.00)	6.20
7-1-05 to 6-30-06	5.51	(0.09)		0.91		0.82	(0.00)	(0.00)	(0.00)	6.33
7-1-04 to 6-30-05	5.01	(0.05)		0.55		0.50	(0.00)	(0.00)	(0.00)	5.51
7-1-03 to 6-30-04	4.54	(0.04)		0.51		0.47	(0.00)	(0.00)	(0.00)	5.01

Class C
7-1-07 to 6-30-08	$6.23	$(0.04)	[c]	$(0.12)	[c]	$(0.16)	$(0.00)	$(0.71)	$(0.71)	$5.36
7-1-06 to 6-30-07	6.35	(0.01)	[c]	0.89	[c]	0.88	(0.01)	(0.99)	(1.00)	6.23
7-1-05 to 6-30-06	5.53	(0.07)		0.89		0.82	(0.00)	(0.00)	(0.00)	6.35
7-1-04 to 6-30-05	5.02	(0.06)		0.57		0.51	(0.00)	(0.00)	(0.00)	5.53
7-1-03 to 6-30-04	4.55	(0.06)		0.53		0.47	(0.00)	(0.00)	(0.00)	5.02

Class Y
7-1-07 to 6-30-08	$6.64	$0.05		$(0.14)		$(0.09)	$(0.06)	$(0.74)	$(0.80)	$5.75
7-1-06 to 6-30-07	6.69	0.06		0.95		1.01	(0.07)	(0.99)	(1.06)	6.64
7-1-05 to 6-30-06	5.78	0.05		0.90		0.95	(0.04)	(0.00)	(0.04)	6.69
7-1-04 to 6-30-05	5.22	0.06		0.54		0.60	(0.04)	(0.00)	(0.04)	5.78
7-1-03 to 6-30-04	4.69	0.04		0.53		0.57	(0.04)	(0.00)	(0.04)	5.22

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-2.61%	[a]	$3,544	1.07%	1.08%		0.34%	0.33%		73%
7-1-06 to 6-30-07	16.01%	[a]	4,134	1.07%	1.08%		0.78%	0.77%		118%
7-1-05 to 6-30-06	16.10%	[a]	3,975	1.09%	1.09%	[b]	0.30%	0.30%	[b]	63%
7-1-04 to 6-30-05	11.18%	[a]	3,915	1.12%	1.12%	[b]	0.46%	0.46%	[b]	51%
7-1-03 to 6-30-04	11.90%	[a]	4,079	1.13%	1.13%	[b]	0.53%	0.53%	[b]	49%

Class B
7-1-07 to 6-30-08	-3.58%		$59	2.12%	2.13%		-0.69%	-0.70%		73%
7-1-06 to 6-30-07	14.80%		81	2.13%	2.14%		-0.29%	-0.30%		118%
7-1-05 to 6-30-06	14.88%		80	2.19%	2.19%	[b]	-0.80%	-0.80%	[b]	63%
7-1-04 to 6-30-05	9.98%		81	2.26%	2.26%	[b]	-0.68%	-0.68%	[b]	51%
7-1-03 to 6-30-04	10.35%		82	2.30%	2.30%	[b]	-0.65%	-0.65%	[b]	49%

Class C
7-1-07 to 6-30-08	-3.66%		$19	2.06%	2.07%		-0.64%	-0.65%		73%
7-1-06 to 6-30-07	14.94%		23	2.08%	2.09%		-0.23%	-0.24%		118%
7-1-05 to 6-30-06	14.83%		20	2.15%	2.15%	[b]	-0.77%	-0.77%	[b]	63%
7-1-04 to 6-30-05	10.16%		20	2.21%	2.21%	[b]	-0.64%	-0.64%	[b]	51%
7-1-03 to 6-30-04	10.33%		21	2.21%	2.21%	[b]	-0.54%	-0.54%	[b]	49%

Class Y
7-1-07 to 6-30-08	-2.35%		$42	0.80%	0.81%		0.62%	0.61%		73%
7-1-06 to 6-30-07	16.32%		55	0.79%	0.80%		1.06%	1.05%		118%
7-1-05 to 6-30-06	16.43%		47	0.80%	0.80%	[b]	0.55%	0.55%	[b]	63%
7-1-04 to 6-30-05	11.50%		61	0.80%	0.80%	[b]	0.73%	0.73%	[b]	51%
7-1-03 to 6-30-04	12.28%		115	0.80%	0.80%	[b]	0.85%	0.85%	[b]	49%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Based on avereage weekly shares outstanding.

WADDELL & REED ADVISORS DIVIDEND OPPORTUNITIES FUND[a]

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$16.79	$0.11	$(0.46)	$(0.35)	$(0.11)	$(0.24)	$(0.35)	$16.09
7-1-06 to 6-30-07	14.76	0.18	2.27	2.45	(0.18)	(0.24)	(0.42)	16.79
7-1-05 to 6-30-06	12.51	0.16	2.25	2.41	(0.16)	(0.00)	(0.16)	14.76
7-1-04 to 6-30-05	11.26	0.13	1.28	1.41	(0.13)	(0.03)	(0.16)	12.51
7-1-03* to 6-30-04	10.00	0.07	1.25	1.32	(0.06)	(0.00)	(0.06)	11.26

Class B
7-1-07 to 6-30-08	$16.72	$(0.04)	$(0.46)	$(0.50)	$(0.03)	$(0.24)	$(0.27)	$15.95
7-1-06 to 6-30-07	14.71	0.04	2.25	2.29	(0.04)	(0.24)	(0.28)	16.72
7-1-05 to 6-30-06	12.46	0.03	2.24	2.27	(0.02)	(0.00)	(0.02)	14.71
7-1-04 to 6-30-05	11.22	0.03	1.27	1.30	(0.03)	(0.03)	(0.06)	12.46
7-1-03* to 6-30-04	10.00	(0.00)	1.22	1.22	(0.00)	(0.00)	(0.00)	11.22

Class C
7-1-07 to 6-30-08	$16.73	$(0.03)	$(0.46)	$(0.49)	$(0.03)	$(0.24)	$(0.27)	$15.97
7-1-06 to 6-30-07	14.71	0.05	2.26	2.31	(0.05)	(0.24)	(0.29)	16.73
7-1-05 to 6-30-06	12.47	0.04	2.23	2.27	(0.03)	(0.00)	(0.03)	14.71
7-1-04 to 6-30-05	11.23	0.04	1.26	1.30	(0.03)	(0.03)	(0.06)	12.47
7-1-03* to 6-30-04	10.00	(0.00)	1.23	1.23	(0.00)	(0.00)	(0.00)	11.23

Class Y
7-1-07 to 6-30-08	$16.79	$0.18	$(0.47)	$(0.29)	$(0.17)	$(0.24)	$(0.41)	$16.09
7-1-06 to 6-30-07	14.76	0.24	2.27	2.51	(0.24)	(0.24)	(0.48)	16.79
7-1-05 to 6-30-06	12.51	0.20	2.25	2.45	(0.20)	(0.00)	(0.20)	14.76
7-1-04 to 6-30-05	11.26	0.18	1.28	1.46	(0.18)	(0.03)	(0.21)	12.51
7-1-03* to 6-30-04	10.00	0.07	1.28	1.35	(0.09)	(0.00)	(0.09)	11.26

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Voluntary Expense Waiver	Ratio of Expenses to Average Net Assets excluding Voluntary Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Voluntary Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Voluntary Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-2.22%	[b]	$667	1.25%	1.25%	[c]	0.67%	0.67%	[c]	29%
7-1-06 to 6-30-07	16.87%	[b]	559	1.25%	1.25%	[c]	1.18%	1.18%	[c]	28%
7-1-05 to 6-30-06	19.31%	[b]	365	1.27%	1.27%	[c]	1.17%	1.17%	[c]	15%
7-1-04 to 6-30-05	12.59%	[b]	228	1.32%	1.32%	[c]	1.20%	1.20%	[c]	28%
7-1-03* to 6-30-04	13.18%	[b]	132	1.40%	1.41%		0.84%	0.83%		27%

Class B
7-1-07 to 6-30-08	-3.12%		$30	2.16%	2.16%	[c]	-0.21%	-0.21%	[c]	29%
7-1-06 to 6-30-07	15.72%		31	2.19%	2.19%	[c]	0.25%	0.25%	[c]	28%
7-1-05 to 6-30-06	18.24%		22	2.20%	2.20%	[c]	0.22%	0.22%	[c]	15%
7-1-04 to 6-30-05	11.57%		16	2.26%	2.26%	[c]	0.26%	0.26%	[c]	28%
7-1-03* to 6-30-04	12.20%		10	2.30%	2.31%		-0.06%	-0.07%		27%

Class C
7-1-07 to 6-30-08	-3.03%		$22	2.10%	2.10%	[c]	-0.15%	-0.15%	[c]	29%
7-1-06 to 6-30-07	15.85%		24	2.12%	2.12%	[c]	0.32%	0.32%	[c]	28%
7-1-05 to 6-30-06	18.22%		18	2.14%	2.14%	[c]	0.29%	0.29%	[c]	15%
7-1-04 to 6-30-05	11.59%		11	2.19%	2.19%	[c]	0.32%	0.32%	[c]	28%
7-1-03* to 6-30-04	12.30%		8	2.24%	2.25%		-0.00%	-0.01%		27%

Class Y
7-1-07 to 6-30-08	-1.90%		$13	0.91%	0.91%	[c]	1.05%	1.05%	[c]	29%
7-1-06 to 6-30-07	17.25%		15	0.92%	0.92%	[c]	1.52%	1.52%	[c]	28%
7-1-05 to 6-30-06	19.71%		12	0.94%	0.94%	[c]	1.49%	1.49%	[c]	15%
7-1-04 to 6-30-05	13.01%		10	0.96%	0.96%	[c]	1.56%	1.56%	[c]	28%
7-1-03* to 6-30-04	13.58%		8	1.01%	1.02%		1.03%	1.02%		27%

*Commencement of operations of the class.
(a)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(b)Total return calculated without taking into account the sales load deducted on an initial purchase.
(c)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS ENERGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.45	$(0.07)	$5.35	$5.28	$(0.00)	$(0.00)	$(0.00)	$17.73
7-1-06 to 6-30-07	10.43	(0.04)	2.06	2.02	(0.00)	(0.00)	(0.00)	12.45
3-1-06* to 6-30-06	10.00	0.00	0.43	0.43	(0.00)	(0.00)	(0.00)	10.43

Class B
7-1-07 to 6-30-08	$12.28	$(0.16)	$5.20	$5.04	$(0.00)	$(0.00)	$(0.00)	$17.32
7-1-06 to 6-30-07	10.39	(0.14)	2.03	1.89	(0.00)	(0.00)	(0.00)	12.28
3-1-06* to 6-30-06	10.00	(0.03)	0.42	0.39	(0.00)	(0.00)	(0.00)	10.39

Class C
7-1-07 to 6-30-08	$12.34	$(0.18)	$5.27	$5.09	$(0.00)	$(0.00)	$(0.00)	$17.43
7-1-06 to 6-30-07	10.41	(0.14)	2.07	1.93	(0.00)	(0.00)	(0.00)	12.34
3-1-06* to 6-30-06	10.00	(0.02)	0.43	0.41	(0.00)	(0.00)	(0.00)	10.41

Class Y
7-1-07 to 6-30-08	$12.53	$(0.04)	$5.44	$5.40	$(0.00)	$(0.00)	$(0.00)	$17.93
7-1-06 to 6-30-07	10.44	0.00	2.09	2.09	(0.00)	(0.00)	(0.00)	12.53
3-1-06* to 6-30-06	10.00	0.01	0.43	0.44	(0.00)	(0.00)	(0.00)	10.44

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	42.41%	[a]	$291	1.54%		-0.60%		12%
7-1-06 to 6-30-07	19.37%	[a]	136	1.74%		-0.42%		19%
3-1-06* to 6-30-06	4.30%	[a]	105	1.86%	[b]	0.00%	[b]	4%

Class B
7-1-07 to 6-30-08	41.04%		$11	2.48%		-1.53%		12%
7-1-06 to 6-30-07	18.19%		6	2.72%		-1.41%		19%
3-1-06* to 6-30-06	3.90%		5	2.78%	[b]	-0.92%	[b]	4%

Class C
7-1-07 to 6-30-08	41.25%		$10	2.32%		-1.38%		12%
7-1-06 to 6-30-07	18.54%		6	2.51%		-1.19%		19%
3-1-06* to 6-30-06	4.10%		6	2.58%	[b]	-0.73%	[b]	4%

Class Y
7-1-07 to 6-30-08	43.10%		$2	1.12%		-0.17%		12%
7-1-06 to 6-30-07	20.02%		1	1.21%		0.07%		19%
3-1-06* to 6-30-06	4.40%		1	1.46%	[b]	0.29%	[b]	4%

*Commencement of operations of the class.
(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Annualized.

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.38	$0.07	$(0.24)	$(0.17)	$(0.05)	$(0.00)	$(0.05)	$10.16
7-1-06 to 6-30-07	8.28	0.05	2.07	2.12	(0.02)	(0.00)	(0.02)	10.38
7-1-05 to 6-30-06	6.54	0.03	1.78	1.81	(0.07)	(0.00)	(0.07)	8.28
7-1-04 to 6-30-05	6.04	0.01	0.52	0.53	(0.03)	(0.00)	(0.03)	6.54
7-1-03 to 6-30-04	5.16	0.00	0.96	0.96	(0.08)	(0.00)	(0.08)	6.04

Class B
7-1-07 to 6-30-08	$9.77	$(0.20)	$(0.07)	$(0.27)	$(0.00)	$(0.00)	$(0.00)	$9.50
7-1-06 to 6-30-07	7.86	(0.16)	2.07	1.91	(0.00)	(0.00)	(0.00)	9.77
7-1-05 to 6-30-06	6.23	(0.09)	1.72	1.63	(0.00)	(0.00)	(0.00)	7.86
7-1-04 to 6-30-05	5.79	(0.10)	0.54	0.44	(0.00)	(0.00)	(0.00)	6.23
7-1-03 to 6-30-04	4.94	(0.05)	0.90	0.85	(0.00)	(0.00)	(0.00)	5.79

Class C
7-1-07 to 6-30-08	$10.01	$(0.09)	$(0.17)	$(0.26)	$(0.00)	$(0.00)	$(0.00)	$9.75
7-1-06 to 6-30-07	8.04	(0.09)	2.06	1.97	(0.00)	(0.00)	(0.00)	10.01
7-1-05 to 6-30-06	6.36	(0.05)	1.73	1.68	(0.00)	(0.00)	(0.00)	8.04
7-1-04 to 6-30-05	5.90	(0.09)	0.55	0.46	(0.00)	(0.00)	(0.00)	6.36
7-1-03 to 6-30-04	5.01	(0.04)	0.93	0.89	(0.00)	(0.00)	(0.00)	5.90

Class Y
7-1-07 to 6-30-08	$10.40	$0.12	$(0.25)	$(0.13)	$(0.09)	$(0.00)	$(0.09)	$10.18
7-1-06 to 6-30-07	8.30	0.09	2.07	2.16	(0.06)	(0.00)	(0.06)	10.40
7-1-05 to 6-30-06	6.56	0.06	1.78	1.84	(0.10)	(0.00)	(0.10)	8.30
7-1-04 to 6-30-05	6.06	0.06	0.51	0.57	(0.07)	(0.00)	(0.07)	6.56
7-1-03 to 6-30-04	5.18	0.02	0.97	0.99	(0.11)	(0.00)	(0.11)	6.06

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-1.65%	[a]	$710	1.42%	1.45%		0.69%	0.66%		71%
7-1-06 to 6-30-07	25.67%	[a]	794	1.46%	1.48%		0.53%	0.51%		90%
7-1-05 to 6-30-06	27.74%	[a]	714	1.53%	1.53%	[b]	0.31%	0.31%	[b]	84%
7-1-04 to 6-30-05	8.86%	[a]	632	1.61%	1.61%	[b]	0.28%	0.28%	[b]	74%
7-1-03 to 6-30-04	18.69%	[a]	713	1.61%	1.61%	[b]	0.06%	0.06%	[b]	125%

Class B
7-1-07 to 6-30-08	-2.76%		$15	2.50%	2.53%		-0.49%	-0.52%		71%
7-1-06 to 6-30-07	24.30%		21	2.58%	2.60%		-0.63%	-0.65%		90%
7-1-05 to 6-30-06	26.16%		22	2.68%	2.68%	[b]	-0.84%	-0.84%	[b]	84%
7-1-04 to 6-30-05	7.60%		20	2.89%	2.89%	[b]	-0.99%	-0.99%	[b]	74%
7-1-03 to 6-30-04	17.21%		22	2.94%	2.94%	[b]	-1.22%	-1.22%	[b]	125%

Class C
7-1-07 to 6-30-08	-2.60%		$6	2.35%	2.38%		-0.31%	-0.34%		71%
7-1-06 to 6-30-07	24.50%		7	2.42%	2.44%		-0.45%	-0.47%		90%
7-1-05 to 6-30-06	26.42%		8	2.49%	2.49%	[b]	-0.62%	-0.62%	[b]	84%
7-1-04 to 6-30-05	7.80%		6	2.59%	2.59%	[b]	-0.79%	-0.79%	[b]	74%
7-1-03 to 6-30-04	17.77%		9	2.53%	2.53%	[b]	-0.80%	-0.80%	[b]	125%

Class Y
7-1-07 to 6-30-08	-1.31%		$32	1.06%	1.09%		1.03%	1.00%		71%
7-1-06 to 6-30-07	26.14%		42	1.07%	1.09%		0.96%	0.94%		90%
7-1-05 to 6-30-06	28.26%		33	1.08%	1.08%	[b]	0.76%	0.76%	[b]	84%
7-1-04 to 6-30-05	9.41%		29	1.09%	1.09%	[b]	0.89%	0.89%	[b]	74%
7-1-03 to 6-30-04	19.31%		25	1.06%	1.06%	[b]	0.69%	0.69%	[b]	125%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.

WADDELL & REED ADVISORS NEW CONCEPTS FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.27	$(0.07)		$(1.05)		$(1.12)	$(0.00)	$(0.84)	$(0.84)	$10.31
7-1-06 to 6-30-07	10.44	(0.04)		1.87		1.83	(0.00)	(0.00)	(0.00)	12.27
7-1-05 to 6-30-06	9.13	(0.02)		1.33		1.31	(0.00)	(0.00)	(0.00)	10.44
7-1-04 to 6-30-05	8.35	(0.08)		0.86		0.78	(0.00)	(0.00)	(0.00)	9.13
7-1-03 to 6-30-04	6.71	(0.07)		1.71		1.64	(0.00)	(0.00)	(0.00)	8.35

Class B
7-1-07 to 6-30-08	$11.16	$(0.17)	[c]	$(0.94)	[c]	$(1.11)	$(0.00)	$(0.84)	$(0.84)	$9.21
7-1-06 to 6-30-07	9.60	(0.26)		1.82		1.56	(0.00)	(0.00)	(0.00)	11.16
7-1-05 to 6-30-06	8.48	(0.15)		1.27		1.12	(0.00)	(0.00)	(0.00)	9.60
7-1-04 to 6-30-05	7.84	(0.17)		0.81		0.64	(0.00)	(0.00)	(0.00)	8.48
7-1-03 to 6-30-04	6.38	(0.12)		1.58		1.46	(0.00)	(0.00)	(0.00)	7.84

Class C
7-1-07 to 6-30-08	$11.26	$(0.23)		$(0.88)		$(1.11)	$(0.00)	$(0.84)	$(0.84)	$9.31
7-1-06 to 6-30-07	9.67	(0.20)		1.79		1.59	(0.00)	(0.00)	(0.00)	11.26
7-1-05 to 6-30-06	8.53	(0.10)		1.24		1.14	(0.00)	(0.00)	(0.00)	9.67
7-1-04 to 6-30-05	7.88	(0.14)		0.79		0.65	(0.00)	(0.00)	(0.00)	8.53
7-1-03 to 6-30-04	6.40	(0.07)		1.55		1.48	(0.00)	(0.00)	(0.00)	7.88

Class Y
7-1-07 to 6-30-08	$12.74	$0.02		$(1.14)		$(1.12)	$(0.00)	$(0.84)	$(0.84)	$10.78
7-1-06 to 6-30-07	10.80	(0.01)		1.95		1.94	(0.00)	(0.00)	(0.00)	12.74
7-1-05 to 6-30-06	9.41	0.04		1.35		1.39	(0.00)	(0.00)	(0.00)	10.80
7-1-04 to 6-30-05	8.57	(0.02)		0.86		0.84	(0.00)	(0.00)	(0.00)	9.41
7-1-03 to 6-30-04	6.85	(0.05)		1.77		1.72	(0.00)	(0.00)	(0.00)	8.57

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-9.96%	[a]	$1,149	1.43%	1.44%		-0.57%	-0.58%		43%
7-1-06 to 6-30-07	17.53%	[a]	1,350	1.43%	1.44%		-0.36%	-0.37%		27%
7-1-05 to 6-30-06	14.35%	[a]	1,253	1.44%	1.44%	[b]	-0.16%	-0.16%	[b]	21%
7-1-04 to 6-30-05	9.34%	[a]	1,159	1.51%	1.51%	[b]	-0.86%	-0.86%	[b]	19%
7-1-03 to 6-30-04	24.44%	[a]	1,143	1.55%	1.55%	[b]	-0.98%	-0.98%	[b]	29%

Class B
7-1-07 to 6-30-08	-10.90%		$36	2.46%	2.47%		-1.61%	-1.62%		43%
7-1-06 to 6-30-07	16.25%		53	2.47%	2.48%		-1.40%	-1.41%		27%
7-1-05 to 6-30-06	13.21%		55	2.49%	2.49%	[b]	-1.21%	-1.21%	[b]	21%
7-1-04 to 6-30-05	8.16%		52	2.63%	2.63%	[b]	-1.98%	-1.98%	[b]	19%
7-1-03 to 6-30-04	22.88%		50	2.75%	2.75%	[b]	-2.18%	-2.18%	[b]	29%

Class C
7-1-07 to 6-30-08	-10.79%		$14	2.35%	2.36%		-1.50%	-1.51%		43%
7-1-06 to 6-30-07	16.44%		18	2.35%	2.36%		-1.28%	-1.29%		27%
7-1-05 to 6-30-06	13.36%		19	2.37%	2.37%	[b]	-1.09%	-1.09%	[b]	21%
7-1-04 to 6-30-05	8.25%		17	2.47%	2.47%	[b]	-1.82%	-1.82%	[b]	19%
7-1-03 to 6-30-04	23.13%		15	2.59%	2.59%	[b]	-2.01%	-2.01%	[b]	29%

Class Y
7-1-07 to 6-30-08	-9.65%		$22	1.04%	1.05%		-0.18%	-0.19%		43%
7-1-06 to 6-30-07	18.06%		30	1.04%	1.05%		0.03%	0.02%		27%
7-1-05 to 6-30-06	14.77%		24	1.04%	1.04%	[b]	0.23%	0.23%	[b]	21%
7-1-04 to 6-30-05	9.80%		22	1.06%	1.06%	[b]	-0.41%	-0.41%	[b]	19%
7-1-03 to 6-30-04	25.11%		22	1.06%	1.06%	[b]	-0.48%	-0.48%	[b]	29%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.
(c)Based on average shares outstanding.

WADDELL & REED ADVISORS RETIREMENT SHARES

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income		From Realized Gains	Total Distributions		Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$9.40	$0.01	$(0.41)	$(0.40)	$(0.01)		$(0.00)	$(0.01)		$8.99
7-1-06 to 6-30-07	7.90	0.06	1.49	1.55	(0.05)		(0.00)	(0.05)		9.40
7-1-05 to 6-30-06	7.03	0.04	0.85	0.89	(0.02)		(0.00)	(0.02)		7.90
7-1-04 to 6-30-05	6.46	0.00	0.57	0.57	(0.00)		(0.00)	(0.00)		7.03
7-1-03 to 6-30-04	5.77	0.01	0.69	0.70	(0.01)		(0.00)	(0.01)		6.46

Class B
7-1-07 to 6-30-08	$8.99	$(0.34)	$(0.13)	$(0.47)	$(0.00)		$(0.00)	$(0.00)		$8.52
7-1-06 to 6-30-07	7.58	(0.16)	1.57	1.41	(0.00)	[c]	(0.00)	(0.00)	[c]	8.99
7-1-05 to 6-30-06	6.80	(0.08)	0.86	0.78	(0.00)		(0.00)	(0.00)		7.58
7-1-04 to 6-30-05	6.31	(0.10)	0.59	0.49	(0.00)		(0.00)	(0.00)		6.80
7-1-03 to 6-30-04	5.70	(0.06)	0.67	0.61	(0.00)		(0.00)	(0.00)		6.31

Class C
7-1-07 to 6-30-08	$9.03	$(0.19)	$(0.28)	$(0.47)	$(0.00)		$(0.00)	$(0.00)		$8.56
7-1-06 to 6-30-07	7.60	(0.09)	1.53	1.44	(0.01)		(0.00)	(0.01)		9.03
7-1-05 to 6-30-06	6.81	(0.05)	0.84	0.79	(0.00)		(0.00)	(0.00)		7.60
7-1-04 to 6-30-05	6.32	(0.09)	0.58	0.49	(0.00)		(0.00)	(0.00)		6.81
7-1-03 to 6-30-04	5.70	(0.03)	0.65	0.62	(0.00)		(0.00)	(0.00)		6.32

Class Y
7-1-07 to 6-30-08	$9.45	$0.04	$(0.41)	$(0.37)	$(0.03)		$(0.00)	$(0.03)		$9.05
7-1-06 to 6-30-07	7.94	0.09	1.50	1.59	(0.08)		(0.00)	(0.08)		9.45
7-1-05 to 6-30-06	7.07	0.06	0.86	0.92	(0.05)		(0.00)	(0.05)		7.94
7-1-04 to 6-30-05	6.47	0.02	0.58	0.60	(0.00)		(0.00)	(0.00)		7.07
7-1-03 to 6-30-04	5.78	0.03	0.68	0.71	(0.02)		(0.00)	(0.02)		6.47

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Wavier	Ratio of Expenses to Average Net Assets excluding Expense Wavier		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Wavier	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Wavier		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-4.34%	[a]	$488	1.19%	1.24%		0.09%	0.04%		169%
7-1-06 to 6-30-07	19.88%	[a]	568	1.21%	1.25%		0.62%	0.58%		184%
7-1-05 to 6-30-06	12.70%	[a]	572	1.24%	1.24%	[b]	0.46%	0.46%	[b]	211%
7-1-04 to 6-30-05	8.82%	[a]	578	1.27%	1.27%	[b]	0.03%	0.03%	[b]	202%
7-1-03 to 6-30-04	12.12%	[a]	659	1.25%	1.25%	[b]	0.14%	0.14%	[b]	273%

Class B
7-1-07 to 6-30-08	-5.23%		$13	2.18%	2.23%		-0.91%	-0.96%		169%
7-1-06 to 6-30-07	18.65%		20	2.22%	2.26%		-0.40%	-0.44%		184%
7-1-05 to 6-30-06	11.47%		23	2.25%	2.25%	[b]	-0.55%	-0.55%	[b]	211%
7-1-04 to 6-30-05	7.77%		24	2.33%	2.33%	[b]	-1.03%	-1.03%	[b]	202%
7-1-03 to 6-30-04	10.70%		26	2.33%	2.33%	[b]	-0.94%	-0.94%	[b]	273%

Class C
7-1-07 to 6-30-08	-5.21%		$4	2.09%	2.14%		-0.81%	-0.86%		169%
7-1-06 to 6-30-07	18.90%		6	2.11%	2.15%		-0.29%	-0.33%		184%
7-1-05 to 6-30-06	11.60%		6	2.16%	2.16%	[b]	-0.46%	-0.46%	[b]	211%
7-1-04 to 6-30-05	7.75%		6	2.23%	2.23%	[b]	-0.93%	-0.93%	[b]	202%
7-1-03 to 6-30-04	10.88%		7	2.23%	2.23%	[b]	-0.85%	-0.85%	[b]	273%

Class Y
7-1-07 to 6-30-08	-3.97%		$6	0.87%	0.92%		0.40%	0.35%		169%
7-1-06 to 6-30-07	20.17%		6	0.89%	0.93%		0.93%	0.89%		184%
7-1-05 to 6-30-06	12.98%		7	0.91%	0.91%	[b]	0.80%	0.80%	[b]	211%
7-1-04 to 6-30-05	9.27%		6	0.92%	0.92%	[b]	0.38%	0.38%	[b]	202%
7-1-03 to 6-30-04	12.31%		2	0.93%	0.93%	[b]	0.48%	0.48%	[b]	273%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no wavier of expenses during the period.
(c)Not shown due to rounding.

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Loss		Net Gain on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$12.53	$(0.05)		$0.41		$0.36	$(0.00)	$(2.45)	$(2.45)	$10.44
7-1-06 to 6-30-07	11.13	(0.09)		2.37		2.28	(0.00)	(0.88)	(0.88)	12.53
7-1-05 to 6-30-06	10.80	(0.09)		1.50		1.41	(0.00)	(1.08)	(1.08)	11.13
7-1-04 to 6-30-05	9.51	(0.08)		1.37		1.29	(0.00)	(0.00)	(0.00)	10.80
7-1-03 to 6-30-04	7.36	(0.09)		2.24		2.15	(0.00)	(0.00)	(0.00)	9.51

Class B
7-1-07 to 6-30-08	$11.05	$(0.17)		$0.40		$0.23	$(0.00)	$(2.31)	$(2.31)	$8.97
7-1-06 to 6-30-07	10.02	(0.26)		2.17		1.91	(0.00)	(0.88)	(0.88)	11.05
7-1-05 to 6-30-06	9.93	(0.18)		1.35		1.17	(0.00)	(1.08)	(1.08)	10.02
7-1-04 to 6-30-05	8.85	(0.20)		1.28		1.08	(0.00)	(0.00)	(0.00)	9.93
7-1-03 to 6-30-04	6.95	(0.17)		2.07		1.90	(0.00)	(0.00)	(0.00)	8.85

Class C
7-1-07 to 6-30-08	$11.09	$(0.14)	[c]	$0.38	[c]	$0.24	$(0.00)	$(2.32)	$(2.32)	$9.01
7-1-06 to 6-30-07	10.05	(0.19)	[c]	2.11	[c]	1.92	(0.00)	(0.88)	(0.88)	11.09
7-1-05 to 6-30-06	9.96	(0.20)	[c]	1.37	[c]	1.17	(0.00)	(1.08)	(1.08)	10.05
7-1-04 to 6-30-05	8.87	(0.19)		1.28		1.09	(0.00)	(0.00)	(0.00)	9.96
7-1-03 to 6-30-04	6.96	(0.14)		2.05		1.91	(0.00)	(0.00)	(0.00)	8.87

Class Y
7-1-07 to 6-30-08	$13.13	$(0.01)	[c]	$0.43	[c]	$0.42	$(0.00)	$(2.49)	$(2.49)	$11.06
7-1-06 to 6-30-07	11.60	(0.05)	[c]	2.46	[c]	2.41	(0.00)	(0.88)	(0.88)	13.13
7-1-05 to 6-30-06	11.18	(0.09)		1.59		1.50	(0.00)	(1.08)	(1.08)	11.60
7-1-04 to 6-30-05	9.80	(0.03)		1.41		1.38	(0.00)	(0.00)	(0.00)	11.18
7-1-03 to 6-30-04	7.56	(0.17)		2.41		2.24	(0.00)	(0.00)	(0.00)	9.80

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Loss to Average Net Assets including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	1.84%	[a]	$2,386	1.32%	1.33%		-0.38%	-0.39%		70%
7-1-06 to 6-30-07	21.42%	[a]	2,556	1.34%	1.35%		-0.77%	-0.78%		68%
7-1-05 to 6-30-06	13.16%	[a]	2,312	1.35%	1.35%	[b]	-0.79%	-0.79%	[b]	92%
7-1-04 to 6-30-05	13.56%	[a]	2,179	1.40%	1.40%	[b]	-0.82%	-0.82%	[b]	96%
7-1-03 to 6-30-04	29.21%	[a]	2,075	1.42%	1.42%	[b]	-1.05%	-1.05%	[b]	125%

Class B
7-1-07 to 6-30-08	0.81%		$63	2.38%	2.39%		-1.45%	-1.46%		70%
7-1-06 to 6-30-07	20.05%		80	2.46%	2.47%		-1.89%	-1.90%		68%
7-1-05 to 6-30-06	11.83%		80	2.49%	2.49%	[b]	-1.93%	-1.93%	[b]	92%
7-1-04 to 6-30-05	12.20%		76	2.64%	2.64%	[b]	-2.07%	-2.07%	[b]	96%
7-1-03 to 6-30-04	27.34%		70	2.76%	2.76%	[b]	-2.40%	-2.40%	[b]	125%

Class C
7-1-07 to 6-30-08	0.88%		$15	2.34%	2.35%		-1.40%	-1.41%		70%
7-1-06 to 6-30-07	20.08%		17	2.42%	2.43%		-1.85%	-1.86%		68%
7-1-05 to 6-30-06	11.80%		15	2.47%	2.47%	[b]	-1.91%	-1.91%	[b]	92%
7-1-04 to 6-30-05	12.29%		12	2.62%	2.62%	[b]	-2.05%	-2.05%	[b]	96%
7-1-03 to 6-30-04	27.44%		11	2.71%	2.71%	[b]	-2.35%	-2.35%	[b]	125%

Class Y
7-1-07 to 6-30-08	2.21%		$73	1.01%	1.02%		-0.06%	-0.07%		70%
7-1-06 to 6-30-07	21.69%		60	1.01%	1.02%		-0.43%	-0.44%		68%
7-1-05 to 6-30-06	13.54%		17	1.03%	1.03%	[b]	-0.47%	-0.47%	[b]	92%
7-1-04 to 6-30-05	14.08%		14	1.03%	1.03%	[b]	-0.47%	-0.47%	[b]	96%
7-1-03 to 6-30-04	29.63%		13	1.03%	1.03%	[b]	-0.70%	-0.70%	[b]	125%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver during the period.
(c)Based on average weekly shares outstanding.

WADDELL & REED ADVISORS SMALL CAP FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Loss	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	From Tax Return of Capital	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$15.02	$(0.14)	$(1.52)	$(1.66)	$(0.00)	$(1.90)	$(0.03)	$(1.93)	$11.43
7-1-06 to 6-30-07	15.31	(0.14)	2.04	1.90	(0.00)	(2.19)	(0.00)	(2.19)	15.02
7-1-05 to 6-30-06	15.29	(0.14)	1.53	1.39	(0.00)	(1.37)	(0.00)	(1.37)	15.31
7-1-04 to 6-30-05	13.45	(0.16)	2.00	1.84	(0.00)	(0.00)	(0.00)	(0.00)	15.29
7-1-03 to 6-30-04	11.00	(0.17)	2.62	2.45	(0.00)	(0.00)	(0.00)	(0.00)	13.45

Class B
7-1-07 to 6-30-08	$13.78	$(0.43)	$(1.18)	$(1.61)	$(0.00)	$(1.88)	$(0.00)	$(1.88)	$10.29
7-1-06 to 6-30-07	14.34	(0.34)	1.97	1.63	(0.00)	(2.19)	(0.00)	(2.19)	13.78
7-1-05 to 6-30-06	14.53	(0.29)	1.47	1.18	(0.00)	(1.37)	(0.00)	(1.37)	14.34
7-1-04 to 6-30-05	12.91	(0.33)	1.95	1.62	(0.00)	(0.00)	(0.00)	(0.00)	14.53
7-1-03 to 6-30-04	10.66	(0.26)	2.51	2.25	(0.00)	(0.00)	(0.00)	(0.00)	12.91

Class C
7-1-07 to 6-30-08	$14.01	$(0.34)	$(1.29)	$(1.63)	$(0.00)	$(1.88)	$(0.00)	$(1.88)	$10.50
7-1-06 to 6-30-07	14.53	(0.36)	2.03	1.67	(0.00)	(2.19)	(0.00)	(2.19)	14.01
7-1-05 to 6-30-06	14.69	(0.26)	1.47	1.21	(0.00)	(1.37)	(0.00)	(1.37)	14.53
7-1-04 to 6-30-05	13.04	(0.34)	1.99	1.65	(0.00)	(0.00)	(0.00)	(0.00)	14.69
7-1-03 to 6-30-04	10.75	(0.26)	2.55	2.29	(0.00)	(0.00)	(0.00)	(0.00)	13.04

Class Y
7-1-07 to 6-30-08	$15.59	$(0.10)	$(1.56)	$(1.66)	$(0.00)	$(1.93)	$(0.07)	$(2.00)	$11.93
7-1-06 to 6-30-07	15.74	(0.08)	2.12	2.04	(0.00)	(2.19)	(0.00)	(2.19)	15.59
7-1-05 to 6-30-06	15.61	(0.09)	1.59	1.50	(0.00)	(1.37)	(0.00)	(1.37)	15.74
7-1-04 to 6-30-05	13.66	(0.08)	2.03	1.95	(0.00)	(0.00)	(0.00)	(0.00)	15.61
7-1-03 to 6-30-04	11.10	(0.10)	2.66	2.56	(0.00)	(0.00)	(0.00)	(0.00)	13.66

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Loss to Average Net Assets including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	-12.57%	[a]	$498	1.55%	1.57%		-1.04%	-1.06%		85%
7-1-06 to 6-30-07	13.73%	[a]	624	1.55%	1.57%		-0.93%	-0.95%		88%
7-1-05 to 6-30-06	9.13%	[a]	646	1.54%	1.54%	[b]	-0.90%	-0.90%	[b]	92%
7-1-04 to 6-30-05	13.68%	[a]	617	1.61%	1.61%	[b]	-1.13%	-1.13%	[b]	75%
7-1-03 to 6-30-04	22.27%	[a]	620	1.63%	1.63%	[b]	-1.34%	-1.34%	[b]	93%

Class B
7-1-07 to 6-30-08	-13.39%		$40	2.48%	2.50%		-1.95%	-1.97%		85%
7-1-06 to 6-30-07	12.69%		65	2.48%	2.50%		-1.86%	-1.88%		88%
7-1-05 to 6-30-06	8.12%		75	2.46%	2.46%	[b]	-1.82%	-1.82%	[b]	92%
7-1-04 to 6-30-05	12.55%		77	2.57%	2.57%	[b]	-2.09%	-2.09%	[b]	75%
7-1-03 to 6-30-04	21.11%		76	2.62%	2.62%	[b]	-2.33%	-2.33%	[b]	93%

Class C
7-1-07 to 6-30-08	-13.30%		$13	2.37%	2.39%		-1.85%	-1.87%		85%
7-1-06 to 6-30-07	12.81%		19	2.39%	2.41%		-1.76%	-1.78%		88%
7-1-05 to 6-30-06	8.24%		23	2.38%	2.38%	[b]	-1.74%	-1.74%	[b]	92%
7-1-04 to 6-30-05	12.65%		23	2.45%	2.45%	[b]	-1.98%	-1.98%	[b]	75%
7-1-03 to 6-30-04	21.30%		24	2.48%	2.48%	[b]	-2.19%	-2.19%	[b]	93%

Class Y
7-1-07 to 6-30-08	-12.14%		$198	1.04%	1.06%		-0.53%	-0.55%		85%
7-1-06 to 6-30-07	14.28%		241	1.04%	1.06%		-0.42%	-0.44%		88%
7-1-05 to 6-30-06	9.68%		233	1.06%	1.06%	[b]	-0.41%	-0.41%	[b]	92%
7-1-04 to 6-30-05	14.28%		207	1.06%	1.06%	[b]	-0.58%	-0.58%	[b]	75%
7-1-03 to 6-30-04	23.06%		184	1.06%	1.06%	[b]	-0.77%	-0.77%	[b]	93%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$10.99	$(0.02)		$0.68		$0.66	$(0.00)	$(0.00)	$(0.00)	$11.65
7-1-06 to 6-30-07	9.32	(0.03)		1.70		1.67	(0.00)	(0.00)	(0.00)	10.99
7-1-05 to 6-30-06	8.74	(0.04)		0.62		0.58	(0.00)	(0.00)	(0.00)	9.32
7-1-04 to 6-30-05	8.27	(0.01)		0.49		0.48	(0.01)	(0.00)	(0.01)	8.74
7-1-03 to 6-30-04	6.94	(0.07)		1.40		1.33	(0.00)	(0.00)	(0.00)	8.27

Class B
7-1-07 to 6-30-08	$10.34	$(0.11)	[b]	$0.63	[b]	$0.52	$(0.00)	$(0.00)	$(0.00)	$10.86
7-1-06 to 6-30-07	8.85	(0.11)	[b]	1.60	[b]	1.49	(0.00)	(0.00)	(0.00)	10.34
7-1-05 to 6-30-06	8.37	(0.16)		0.64		0.48	(0.00)	(0.00)	(0.00)	8.85
7-1-04 to 6-30-05	7.98	(0.09)		0.48		0.39	(0.00)	(0.00)	(0.00)	8.37
7-1-03 to 6-30-04	6.77	(0.13)		1.34		1.21	(0.00)	(0.00)	(0.00)	7.98

Class C
7-1-07 to 6-30-08	$10.30	$(0.11)	[b]	$0.64	[b]	$0.53	$(0.00)	$(0.00)	$(0.00)	$10.83
7-1-06 to 6-30-07	8.83	(0.12)	[b]	1.59	[b]	1.47	(0.00)	(0.00)	(0.00)	10.30
7-1-05 to 6-30-06	8.35	(0.14)		0.62		0.48	(0.00)	(0.00)	(0.00)	8.83
7-1-04 to 6-30-05	7.97	(0.08)		0.46		0.38	(0.00)	(0.00)	(0.00)	8.35
7-1-03 to 6-30-04	6.76	(0.12)		1.33		1.21	(0.00)	(0.00)	(0.00)	7.97

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	6.01%	[a]	$106	1.24%	-0.09%	27%
7-1-06 to 6-30-07	17.92%	[a]	75	1.31%	-0.29%	55%
7-1-05 to 6-30-06	6.64%	[a]	65	1.32%	-0.44%	100%
7-1-04 to 6-30-05	5.78%	[a]	60	1.34%	-0.13%	66%
7-1-03 to 6-30-04	19.16%	[a]	54	1.40%	-0.96%	92%

Class B
7-1-07 to 6-30-08	5.03%		$3	2.13%	-1.01%	27%
7-1-06 to 6-30-07	16.84%		4	2.22%	-1.20%	55%
7-1-05 to 6-30-06	5.73%		4	2.24%	-1.37%	100%
7-1-04 to 6-30-05	4.89%		4	2.27%	-1.04%	66%
7-1-03 to 6-30-04	17.87%		4	2.36%	-1.91%	92%

Class C
7-1-07 to 6-30-08	5.15%		$4	2.14%	-1.00%	27%
7-1-06 to 6-30-07	16.65%		3	2.27%	-1.26%	55%
7-1-05 to 6-30-06	5.75%		3	2.28%	-1.41%	100%
7-1-04 to 6-30-05	4.77%		3	2.30%	-1.09%	66%
7-1-03 to 6-30-04	17.90%		2	2.35%	-1.91%	92%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Based average weekly shares outstanding.

WADDELL & REED ADVISORS VALUE FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total From Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-06 to 6-30-08	$14.64	$0.12	$(2.51)	$(2.39)	$(0.13)	$(1.03)	$(1.16)	$11.09
7-1-06 to 6-30-07	12.80	0.13	2.71	2.84	(0.10)	(0.90)	(1.00)	14.64
7-1-05 to 6-30-06	12.94	0.11	0.58	0.69	(0.15)	(0.68)	(0.83)	12.80
7-1-04 to 6-30-05	11.77	0.14	1.12	1.26	(0.09)	(0.00)	(0.09)	12.94
7-1-03 to 6-30-04	9.77	0.06	1.99	2.05	(0.05)	(0.00)	(0.05)	11.77

Class B
7-1-06 to 6-30-08	$14.21	$(0.04)	$(2.39)	$(2.43)	$(0.01)	$(1.03)	$(1.04)	$10.74
7-1-06 to 6-30-07	12.47	(0.01)	2.65	2.64	(0.00)	(0.90)	(0.90)	14.21
7-1-05 to 6-30-06	12.62	(0.03)	0.58	0.55	(0.02)	(0.68)	(0.70)	12.47
7-1-04 to 6-30-05	11.52	0.03	1.07	1.10	(0.00)	(0.00)	(0.00)	12.62
7-1-03 to 6-30-04	9.60	(0.03)	1.95	1.92	(0.00)	(0.00)	(0.00)	11.52

Class C
7-1-06 to 6-30-08	$14.30	$(0.04)	$(2.41)	$(2.45)	$(0.01)	$(1.03)	$(1.04)	$10.81
7-1-06 to 6-30-07	12.55	(0.00)	2.65	2.65	(0.00)	(0.90)	(0.90)	14.30
7-1-05 to 6-30-06	12.69	(0.03)	0.60	0.57	(0.03)	(0.68)	(0.71)	12.55
7-1-04 to 6-30-05	11.57	0.04	1.08	1.12	(0.00)	(0.00)	(0.00)	12.69
7-1-03 to 6-30-04	9.64	(0.03)	1.96	1.93	(0.00)	(0.00)	(0.00)	11.57

Class Y
7-1-06 to 6-30-08	$14.67	$0.18	$(2.52)	$(2.34)	$(0.19)	$(1.03)	$(1.22)	$11.11
7-1-06 to 6-30-07	12.83	0.18	2.71	2.89	(0.15)	(0.90)	(1.05)	14.67
7-1-05 to 6-30-06	12.97	0.15	0.59	0.74	(0.20)	(0.68)	(0.88)	12.83
7-1-04 to 6-30-05	11.80	0.19	1.12	1.31	(0.14)	(0.00)	(0.14)	12.97
7-1-03 to 6-30-04	9.79	0.11	2.01	2.12	(0.11)	(0.00)	(0.11)	11.80

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-06 to 6-30-08	-17.35%	[a]	$364	1.33%	1.34%		0.83%	0.82%		52%
7-1-06 to 6-30-07	22.82%	[a]	514	1.31%	1.32%		0.91%	0.90%		38%
7-1-05 to 6-30-06	5.40%	[a]	435	1.34%	1.34%	[b]	0.78%	0.78%	[b]	67%
7-1-04 to 6-30-05	10.69%	[a]	501	1.34%	1.34%	[b]	1.18%	1.18%	[b]	46%
7-1-03 to 6-30-04	21.04%	[a]	402	1.40%	1.40%	[b]	0.60%	0.60%	[b]	92%

Class B
7-1-06 to 6-30-08	-18.10%		$32	2.24%	2.25%		-0.09%	-0.10%		52%
7-1-06 to 6-30-07	21.75%		51	2.23%	2.24%		-0.00%	-0.01%		38%
7-1-05 to 6-30-06	4.41%		47	2.28%	2.28%	[b]	-0.15%	-0.15%	[b]	67%
7-1-04 to 6-30-05	9.55%		54	2.29%	2.29%	[b]	0.23%	0.23%	[b]	46%
7-1-03 to 6-30-04	20.00%		49	2.39%	2.39%	[b]	-0.39%	-0.39%	[b]	92%

Class C
7-1-06 to 6-30-08	-18.11%		$13	2.22%	2.23%		-0.07%	-0.08%		52%
7-1-06 to 6-30-07	21.69%		22	2.20%	2.21%		0.02%	0.01%		38%
7-1-05 to 6-30-06	4.53%		20	2.24%	2.24%	[b]	-0.11%	-0.11%	[b]	67%
7-1-04 to 6-30-05	9.68%		27	2.22%	2.22%	[b]	0.31%	0.31%	[b]	46%
7-1-03 to 6-30-04	20.02%		22	2.29%	2.29%	[b]	-0.29%	-0.29%	[b]	92%

Class Y
7-1-06 to 6-30-08	-17.04%		$25	0.92%	0.93%		1.23%	1.22%		52%
7-1-06 to 6-30-07	23.28%		38	0.91%	0.92%		1.31%	1.30%		38%
7-1-05 to 6-30-06	5.83%		31	0.92%	0.92%	[b]	1.19%	1.19%	[b]	67%
7-1-04 to 6-30-05	11.16%		27	0.92%	0.92%	[b]	1.60%	1.60%	[b]	46%
7-1-03 to 6-30-04	21.74%		21	0.93%	0.93%	[b]	1.06%	1.06%	[b]	92%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.

WADDELL & REED ADVISORS VANGUARD FUND

	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-07 to 6-30-08	$9.58	$(0.02)	$0.51	$0.49	$(0.00)	$(1.00)	$(1.00)	$9.07
7-1-06 to 6-30-07	9.54	(0.02)	0.89	0.87	(0.00)	(0.83)	(0.83)	9.58
7-1-05 to 6-30-06	8.83	(0.04)	1.19	1.15	(0.00)	(0.44)	(0.44)	9.54
7-1-04 to 6-30-05	8.24	(0.00)	0.60	0.60	(0.01)	(0.00)	(0.01)	8.83
7-1-03 to 6-30-04	7.03	(0.05)	1.26	1.21	(0.00)	(0.00)	(0.00)	8.24

Class B
7-1-07 to 6-30-08	$8.63	$(0.21)	$0.58	$0.37	$(0.00)	$(0.96)	$(0.96)	$8.04
7-1-06 to 6-30-07	8.77	(0.20)	0.89	0.69	(0.00)	(0.83)	(0.83)	8.63
7-1-05 to 6-30-06	8.23	(0.15)	1.13	0.98	(0.00)	(0.44)	(0.44)	8.77
7-1-04 to 6-30-05	7.75	(0.13)	0.61	0.48	(0.00)	(0.00)	(0.00)	8.23
7-1-03 to 6-30-04	6.69	(0.08)	1.14	1.06	(0.00)	(0.00)	(0.00)	7.75

Class C
7-1-07 to 6-30-08	$8.67	$(0.17)	$0.54	$0.37	$(0.00)	$(0.96)	$(0.96)	$8.08
7-1-06 to 6-30-07	8.80	(0.16)	0.86	0.70	(0.00)	(0.83)	(0.83)	8.67
7-1-05 to 6-30-06	8.26	(0.11)	1.09	0.98	(0.00)	(0.44)	(0.44)	8.80
7-1-04 to 6-30-05	7.77	(0.13)	0.62	0.49	(0.00)	(0.00)	(0.00)	8.26
7-1-03 to 6-30-04	6.70	(0.06)	1.13	1.07	(0.00)	(0.00)	(0.00)	7.77

Class Y
7-1-07 to 6-30-08	$9.86	$0.02	$0.52	$0.54	$(0.00)	$(1.04)	$(1.04)	$9.36
7-1-06 to 6-30-07	9.76	(0.00)	0.93	0.93	(0.00)	(0.83)	(0.83)	9.86
7-1-05 to 6-30-06	9.00	(0.02)	1.22	1.20	(0.00)	(0.44)	(0.44)	9.76
7-1-04 to 6-30-05	8.39	0.03	0.62	0.65	(0.04)	(0.00)	(0.04)	9.00
7-1-03 to 6-30-04	7.14	(0.04)	1.29	1.25	(0.00)	(0.00)	(0.00)	8.39

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-07 to 6-30-08	3.78%	[a]	$1,530	1.16%	1.18%		-0.22%	-0.24%		65%
7-1-06 to 6-30-07	9.64%	[a]	1,600	1.19%	1.20%		-0.26%	-0.27%		81%
7-1-05 to 6-30-06	12.96%	[a]	1,719	1.19%	1.19%	[b]	-0.43%	-0.43%	[b]	74%
7-1-04 to 6-30-05	7.32%	[a]	1,644	1.23%	1.23%	[b]	0.03%	0.03%	[b]	101%
7-1-03 to 6-30-04	17.21%	[a]	1,771	1.22%	1.22%	[b]	-0.56%	-0.56%	[b]	137%

Class B
7-1-07 to 6-30-08	2.74%		$39	2.21%	2.23%		-1.28%	-1.30%		65%
7-1-06 to 6-30-07	8.38%		48	2.28%	2.29%		-1.35%	-1.36%		81%
7-1-05 to 6-30-06	11.81%		57	2.28%	2.28%	[b]	-1.52%	-1.52%	[b]	74%
7-1-04 to 6-30-05	6.19%		55	2.37%	2.37%	[b]	-1.11%	-1.11%	[b]	101%
7-1-03 to 6-30-04	15.85%		59	2.38%	2.38%	[b]	-1.72%	-1.72%	[b]	137%

Class C
7-1-07 to 6-30-08	2.73%		$14	2.16%	2.18%		-1.23%	-1.25%		65%
7-1-06 to 6-30-07	8.46%		17	2.22%	2.23%		-1.29%	-1.30%		81%
7-1-05 to 6-30-06	11.77%		19	2.22%	2.22%	[b]	-1.45%	-1.45%	[b]	74%
7-1-04 to 6-30-05	6.31%		17	2.25%	2.25%	[b]	-0.98%	-0.98%	[b]	101%
7-1-03 to 6-30-04	15.97%		20	2.17%	2.17%	[b]	-1.51%	-1.51%	[b]	137%

Class Y
7-1-07 to 6-30-08	4.08%		$49	0.85%	0.87%		0.09%	0.07%		65%
7-1-06 to 6-30-07	10.06%		54	0.86%	0.87%		0.07%	0.06%		81%
7-1-05 to 6-30-06	13.28%		49	0.87%	0.87%	[b]	-0.10%	-0.10%	[b]	74%
7-1-04 to 6-30-05	7.82%		39	0.88%	0.88%	[b]	0.38%	0.38%	[b]	101%
7-1-03 to 6-30-04	17.51%		38	0.87%	0.87%	[b]	-0.20%	-0.20%	[b]	137%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was on waiver of expenses during the period.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Accumulative Fund -- Class A

Annual expense ratio	1.11%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$681.65	$ 9,791.63
2	9,791.63	489.58	10,281.21	110.80	10,172.52
3	10,172.52	508.62	10,681.15	115.11	10,568.23
4	10,568.23	528.41	11,096.65	119.58	10,979.34
5	10,979.34	548.96	11,528.30	124.24	11,406.43
6	11,406.43	570.32	11,976.76	129.07	11,850.14
7	11,850.14	592.50	12,442.65	134.09	12,311.12
8	12,311.12	615.55	12,926.67	139.31	12,790.02
9	12,790.02	639.50	13,429.52	144.73	13,287.55
10	13,287.55	664.37	13,951.93	150.36	13,804.44
Cumulative Total	$1,848.94

Waddell & Reed Advisors Accumulative Fund -- Class B

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
Converts from Class B to Class A			Annual Expense Ratio: 1.11%
9	12,530.60	626.53	13,157.13	141.79	13,018.04
10	13,018.04	650.90	13,668.95	147.31	13,524.45
Cumulative Total	$2,209.67

Waddell & Reed Advisors Accumulative Fund -- Class C

Annual expense ratio	2.09%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$212.04	$10,291.00
2	10,291.00	514.55	10,805.55	218.21	10,590.46
3	10,590.46	529.52	11,119.99	224.56	10,898.65
4	10,898.65	544.93	11,443.58	231.09	11,215.80
5	11,215.80	560.79	11,776.59	237.82	11,542.18
6	11,542.18	577.10	12,119.29	244.74	11,878.05
7	11,878.05	593.90	12,471.96	251.86	12,223.71
8	12,223.71	611.18	12,834.89	259.19	12,579.42
9	12,579.42	628.97	13,208.39	266.73	12,945.48
10	12,945.48	647.27	13,592.75	274.49	13,322.19
Cumulative Total	$2,420.73

Waddell & Reed Advisors Accumulative Fund -- Class Y

Annual expense ratio	0.88%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 89.81	$10,412.00
2	10,412.00	520.60	10,932.60	93.51	10,840.97
3	10,840.97	542.04	11,383.02	97.36	11,287.62
4	11,287.62	564.38	11,852.00	101.37	11,752.67
5	11,752.67	587.63	12,340.30	105.55	12,236.88
6	12,236.88	611.84	12,848.72	109.90	12,741.04
7	12,741.04	637.05	13,378.09	114.43	13,265.97
8	13,265.97	663.29	13,929.27	119.14	13,812.53
9	13,812.53	690.62	14,503.15	124.05	14,381.60
10	14,381.60	719.08	15,100.68	129.16	14,974.12
Cumulative Total	$1,084.28

Waddell & Reed Advisors Asset Strategy Fund -- Class A

Annual expense ratio	1.15%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$685.47	$ 9,787.86
2	9,787.86	489.39	10,277.25	114.72	10,164.69
3	10,164.69	508.23	10,672.93	119.14	10,556.03
4	10,556.03	527.80	11,083.83	123.73	10,962.44
5	10,962.44	548.12	11,510.56	128.49	11,384.49
6	11,384.49	569.22	11,953.72	133.44	11,822.80
7	11,822.80	591.14	12,413.94	138.57	12,277.97
8	12,277.97	613.89	12,891.87	143.91	12,750.68
9	12,750.68	637.53	13,388.21	149.45	13,241.58
10	13,241.58	662.07	13,903.66	155.20	13,751.38
Cumulative Total	$1,892.12

Waddell & Reed Advisors Asset Strategy Fund -- Class B

Annual expense ratio	1.99%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$201.99	$10,301.00
2	10,301.00	515.05	10,816.05	208.07	10,611.06
3	10,611.06	530.55	11,141.61	214.33	10,930.45
4	10,930.45	546.52	11,476.97	220.78	11,259.45
5	11,259.45	562.97	11,822.43	227.43	11,598.36
6	11,598.36	579.91	12,178.28	234.28	11,947.48
7	11,947.48	597.37	12,544.85	241.33	12,307.09
8	12,307.09	615.35	12,922.45	248.59	12,677.54
Converts from Class B to Class A			Annual Expense Ratio: 1.15%
9	12,677.54	633.87	13,311.42	148.59	13,165.62
10	13,165.62	658.28	13,823.90	154.31	13,672.50
Cumulative Total	$2,099.70

Waddell & Reed Advisors Asset Strategy Fund -- Class C

Annual expense ratio	1.95%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$197.97	$10,305.00
2	10,305.00	515.25	10,820.25	204.01	10,619.30
3	10,619.30	530.96	11,150.26	210.23	10,943.19
4	10,943.19	547.15	11,490.35	216.64	11,276.95
5	11,276.95	563.84	11,840.80	223.25	11,620.90
6	11,620.90	581.04	12,201.95	230.06	11,975.34
7	11,975.34	598.76	12,574.11	237.08	12,340.59
8	12,340.59	617.02	12,957.62	244.31	12,716.97
9	12,716.97	635.84	13,352.82	251.76	13,104.84
10	13,104.84	655.24	13,760.08	259.44	13,504.54
Cumulative Total	$2,274.75

Waddell & Reed Advisors Asset Strategy Fund -- Class Y

Annual expense ratio	0.89%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 90.82	$10,411.00
2	10,411.00	520.55	10,931.55	94.56	10,838.89
3	10,838.89	541.94	11,380.83	98.44	11,284.37
4	11,284.37	564.21	11,848.58	102.49	11,748.15
5	11,748.15	587.40	12,335.56	106.70	12,231.00
6	12,231.00	611.55	12,842.55	111.09	12,733.70
7	12,733.70	636.68	13,370.38	115.65	13,257.05
8	13,257.05	662.85	13,919.90	120.41	13,801.92
9	13,801.92	690.09	14,492.01	125.36	14,369.18
10	14,369.18	718.45	15,087.64	130.51	14,959.75
Cumulative Total	$1,096.03

Waddell & Reed Advisors Continental Income Fund -- Class A

Annual expense ratio	1.21%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$691.20	$ 9,782.20
2	9,782.20	489.11	10,271.31	120.60	10,152.95
3	10,152.95	507.64	10,660.60	125.17	10,537.75
4	10,537.75	526.88	11,064.63	129.92	10,937.13
5	10,937.13	546.85	11,483.98	134.84	11,351.64
6	11,351.64	567.58	11,919.23	139.95	11,781.87
7	11,781.87	589.09	12,370.96	145.26	12,228.40
8	12,228.40	611.42	12,839.82	150.76	12,691.86
9	12,691.86	634.59	13,326.45	156.48	13,172.88
10	13,172.88	658.64	13,831.53	162.41	13,672.13
Cumulative Total	$1,956.59

Waddell & Reed Advisors Continental Income Fund -- Class B

Annual expense ratio	2.15%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$218.06	$10,285.00
2	10,285.00	514.25	10,799.25	224.27	10,578.12
3	10,578.12	528.90	11,107.02	230.67	10,879.59
4	10,879.59	543.98	11,423.57	237.24	11,189.66
5	11,189.66	559.48	11,749.15	244.00	11,508.57
6	11,508.57	575.42	12,084.00	250.96	11,836.56
7	11,836.56	591.82	12,428.39	258.11	12,173.90
8	12,173.90	608.69	12,782.60	265.46	12,520.86
Converts from Class B to Class A			Annual Expense Ratio: 1.21%
9	12,520.86	626.04	13,146.90	154.37	12,995.40
10	12,995.40	649.77	13,645.17	160.22	13,487.93
Cumulative Total	$2,243.36

Waddell & Reed Advisors Continental Income Fund -- Class C

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
9	12,540.35	627.01	13,167.37	270.94	12,900.26
10	12,900.26	645.01	13,545.27	278.71	13,270.50
Cumulative Total	$2,462.01

Waddell & Reed Advisors Continental Income Fund -- Class Y

Annual expense ratio	0.94%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.90	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.90	103.85	11,268.12
4	11,268.12	563.40	11,831.52	108.07	11,725.60
5	11,725.60	586.28	12,311.88	112.45	12,201.66
6	12,201.66	610.08	12,811.74	117.02	12,697.05
7	12,697.05	634.85	13,331.90	121.77	13,212.55
8	13,212.55	660.62	13,873.18	126.71	13,748.98
9	13,748.98	687.44	14,436.43	131.86	14,307.19
10	14,307.19	715.35	15,022.55	137.21	14,888.06
Cumulative Total	$1,154.64

Waddell & Reed Advisors Core Investment Fund -- Class A

Annual expense ratio	1.08%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	471.25	$ 9,896.25	$678.78	$ 9,794.46
2	9,794.46	489.72	10,284.18	107.85	10,178.40
3	10,178.40	508.92	10,687.32	112.08	10,577.39
4	10,577.39	528.86	11,106.26	116.47	10,992.03
5	10,992.03	549.60	11,541.63	121.04	11,422.91
6	11,422.91	571.14	11,994.06	125.78	11,870.69
7	11,870.69	593.53	12,464.23	130.71	12,336.02
8	12,336.02	616.80	12,952.82	135.84	12,819.59
9	12,819.59	640.98	13,460.57	141.16	13,322.12
10	13,322.12	666.10	13,988.23	146.69	13,844.35
Cumulative Total	$1,816.40

Waddell & Reed Advisors Core Investment Fund -- Class B

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
Converts from Class B to Class A			Annual Expense Ratio: 1.08%
9	12,540.35	627.01	13,167.37	138.09	13,031.93
10	13,031.93	651.59	13,683.53	143.50	13,542.79
Cumulative Total	$2,193.95

Waddell & Reed Advisors Core Investment Fund -- Class C

Annual expense ratio	2.07%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$210.03	$10,293.00
2	10,293.00	514.65	10,807.65	216.18	10,594.58
3	10,594.58	529.72	11,124.31	222.52	10,905.00
4	10,905.00	545.25	11,450.25	229.04	11,224.52
5	11,224.52	561.22	11,785.74	235.75	11,553.40
6	11,553.40	577.67	12,131.07	242.65	11,891.91
7	11,891.91	594.59	12,486.51	249.76	12,240.34
8	12,240.34	612.01	12,852.36	257.08	12,598.99
9	12,598.99	629.94	13,228.94	264.61	12,968.14
10	12,968.14	648.40	13,616.54	272.37	13,348.10
Cumulative Total	$2,399.99

Waddell & Reed Advisors Core Investment Fund -- Class Y

Annual expense ratio	0.81%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$82.69	$10,419.00
2	10,419.00	520.95	10,939.95	86.16	10,855.55
3	10,855.55	542.77	11,398.33	89.77	11,310.40
4	11,310.40	565.52	11,875.92	93.53	11,784.30
5	11,784.30	589.21	12,373.52	97.45	12,278.07
6	12,278.07	613.90	12,891.97	101.53	12,792.52
7	12,792.52	639.62	13,432.14	105.79	13,328.53
8	13,328.53	666.42	13,994.95	110.22	13,886.99
9	13,886.99	694.34	14,581.34	114.84	14,468.86
10	14,468.86	723.44	15,192.30	119.65	15,075.10
Cumulative Total	$1,001.63

Waddell & Reed Advisors Dividend Opportunities Fund -- Class A

Annual expense ratio	1.25%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$695.02	$ 9,778.43
2	9,778.43	488.92	10,267.35	124.52	10,145.12
3	10,145.12	507.25	10,652.38	129.19	10,525.57
4	10,525.57	526.27	11,051.84	134.03	10,920.28
5	10,920.28	546.01	11,466.29	139.06	11,329.79
6	11,329.79	566.48	11,896.28	144.27	11,754.65
7	11,754.65	587.73	12,342.39	149.68	12,195.45
8	12,195.45	609.77	12,805.23	155.30	12,652.78
9	12,652.78	632.63	13,285.42	161.12	13,127.26
10	13,127.26	656.36	13,783.62	167.16	13,619.53
Cumulative Total	$1,999.35

Waddell & Reed Advisors Dividend Opportunities Fund -- Class B

Annual expense ratio	2.16%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$219.06	$10,284.00
2	10,284.00	514.20	10,798.20	225.28	10,576.06
3	10,576.06	528.80	11,104.86	231.68	10,876.42
4	10,876.42	543.82	11,420.24	238.26	11,185.31
5	11,185.31	559.26	11,744.58	245.03	11,502.97
6	11,502.97	575.14	12,078.12	251.99	11,829.66
7	11,829.66	591.48	12,421.14	259.14	12,165.62
8	12,165.62	608.28	12,773.90	266.50	12,511.13
Converts from Class B to Class A			Annual Expense Ratio: 1.25%
9	12,511.13	625.55	13,136.68	159.32	12,980.29
10	12,980.29	649.01	13,629.31	165.29	13,467.05
Cumulative Total	$2,261.55

Waddell & Reed Advisors Dividend Opportunities Fund -- Class C

Annual expense ratio	2.10%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$213.04	$10,290.00
2	10,290.00	514.50	10,804.50	219.22	10,588.41
3	10,588.41	529.42	11,117.83	225.58	10,895.47
4	10,895.47	544.77	11,440.24	232.12	11,211.44
5	11,211.44	560.57	11,772.01	238.85	11,536.57
6	11,536.57	576.82	12,113.40	245.78	11,871.13
7	11,871.13	593.55	12,464.69	252.90	12,215.39
8	12,215.39	610.76	12,826.16	260.24	12,569.64
9	12,569.64	628.48	13,198.12	267.79	12,934.16
10	12,934.16	646.70	13,580.87	275.55	13,309.25
Cumulative Total	$2,431.07

Waddell & Reed Advisors Dividend Opportunities Fund -- Class Y

Annual expense ratio	0.91%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 92.86	$10,409.00
2	10,409.00	520.45	10,929.45	96.65	10,834.72
3	10,834.72	541.73	11,376.46	100.61	11,277.86
4	11,277.86	563.89	11,841.76	104.72	11,739.13
5	11,739.13	586.95	12,326.09	109.01	12,219.26
6	12,219.26	610.96	12,830.22	113.46	12,719.03
7	12,719.03	635.95	13,354.98	118.11	13,239.24
8	13,239.24	661.96	13,901.20	122.94	13,780.72
9	13,780.72	689.03	14,469.76	127.96	14,344.35
10	14,344.35	717.21	15,061.57	133.20	14,931.04

Cumulative Total                  $1,119.52

Waddell & Reed Advisors Energy Fund -- Class A

Annual expense ratio	1.54%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$722.65	$ 9,751.10
2	9,751.10	487.55	10,238.66	152.76	10,088.49
3	10,088.49	504.42	10,592.91	158.05	10,437.55
4	10,437.55	521.87	10,959.43	163.51	10,798.69
5	10,798.69	539.93	11,338.62	169.17	11,172.32
6	11,172.32	558.61	11,730.94	175.03	11,558.89
7	11,558.89	577.94	12,136.83	181.08	11,958.82
8	11,958.82	597.94	12,556.77	187.35	12,372.60
9	12,372.60	618.63	12,991.23	193.83	12,800.69
10	12,800.69	640.03	13,440.73	200.54	13,243.60
Cumulative Total	$2,303.97

Waddell & Reed Advisors Energy Fund -- Class B

Annual expense ratio	2.48%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$251.12	$10,252.00
2	10,252.00	512.60	10,764.60	257.45	10,510.35
3	10,510.35	525.51	11,035.86	263.94	10,775.21
4	10,775.21	538.76	11,313.97	270.59	11,046.74
5	11,046.74	552.33	11,599.08	277.41	11,325.12
6	11,325.12	566.25	11,891.38	284.40	11,610.51
7	11,610.51	580.52	12,191.04	291.56	11,903.10
8	11,903.10	595.15	12,498.25	298.91	12,203.06
Converts from Class B to Class A			Annual Expense Ratio: 1.54%
9	12,203.06	610.15	12,813.21	191.17	12,625.28
10	12,625.28	631.26	13,256.55	197.79	13,062.12
Cumulative Total	$2,584.34

Waddell & Reed Advisors Energy Fund -- Class C

Annual expense ratio	2.32%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$235.10	$10,268.00
2	10,268.00	513.40	10,781.40	241.40	10,543.18
3	10,543.18	527.15	11,070.34	247.87	10,825.73
4	10,825.73	541.28	11,367.02	254.52	11,115.86
5	11,115.86	555.79	11,671.66	261.34	11,413.77
6	11,413.77	570.68	11,984.46	268.34	11,719.66
7	11,719.66	585.98	12,305.64	275.53	12,033.75
8	12,033.75	601.68	12,635.43	282.92	12,356.25
9	12,356.25	617.81	12,974.06	290.50	12,687.40
10	12,687.40	634.37	13,321.77	298.29	13,027.42
Cumulative Total	$2,655.81

Waddell & Reed Advisors Energy Fund -- Class Y

Annual expense ratio	1.12%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$114.17	$10,388.00
2	10,388.00	519.40	10,907.40	118.60	10,791.05
3	10,791.05	539.55	11,330.60	123.20	11,209.74
4	11,209.74	560.48	11,770.23	127.98	11,644.68
5	11,644.68	582.23	12,226.91	132.95	12,096.49
6	12,096.49	604.82	12,701.32	138.10	12,565.84
7	12,565.84	628.29	13,194.13	143.46	13,053.39
8	13,053.39	652.66	13,706.06	149.03	13,559.87
9	13,559.87	677.99	14,237.86	154.81	14,085.99
10	14,085.99	704.29	14,790.29	160.82	14,632.52
Cumulative Total	$1,363.12

Waddell & Reed Advisors International Growth Fund -- Class A

Annual expense ratio	1.45%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$714.08	$ 9,759.58
2	9,759.58	487.97	10,247.56	144.02	10,106.05
3	10,106.05	505.30	10,611.35	149.13	10,464.81
4	10,464.81	523.24	10,988.05	154.43	10,836.31
5	10,836.31	541.81	11,378.13	159.91	11,221.00
6	11,221.00	561.05	11,782.05	165.59	11,619.35
7	11,619.35	580.96	12,200.32	171.47	12,031.84
8	12,031.84	601.59	12,633.43	177.55	12,458.97
9	12,458.97	622.94	13,081.92	183.86	12,901.26
10	12,901.26	645.06	13,546.32	190.38	13,359.25
Cumulative Total	$2,210.42

Waddell & Reed Advisors International Growth Fund -- Class B

Annual expense ratio	2.53%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$256.12	$10,247.00
2	10,247.00	512.35	10,759.35	262.45	10,500.10
3	10,500.10	525.00	11,025.10	268.93	10,759.45
4	10,759.45	537.97	11,297.42	275.57	11,025.21
5	11,025.21	551.26	11,576.47	282.38	11,297.53
6	11,297.53	564.87	11,862.41	289.35	11,576.58
7	11,576.58	578.82	12,155.41	296.50	11,862.52
8	11,862.52	593.12	12,455.65	303.82	12,155.52
Converts from Class B to Class A			Annual Expense Ratio: 1.45%
9	12,155.52	607.77	12,763.30	179.38	12,587.05
10	12,587.05	629.35	13,216.40	185.75	13,033.89
Cumulative Total	$2,600.25

Waddell & Reed Advisors International Growth Fund -- Class C

Annual expense ratio	2.38%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
9	12,298.61	614.93	12,913.54	296.54	12,620.83
10	12,620.83	631.04	13,251.87	304.31	12,951.50
Cumulative Total	$2,716.22

Waddell & Reed Advisors International Growth Fund -- Class Y

Annual expense ratio	1.09%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$111.13	$10,391.00
2	10,391.00	519.55	10,910.55	115.47	10,797.28
3	10,797.28	539.86	11,337.15	119.99	11,219.46
4	11,219.46	560.97	11,780.43	124.68	11,658.14
5	11,658.14	582.90	12,241.05	129.55	12,113.97
6	12,113.97	605.69	12,719.67	134.62	12,587.63
7	12,587.63	629.38	13,217.01	139.88	13,079.80
8	13,079.80	653.99	13,733.80	145.35	13,591.23
9	13,591.23	679.56	14,270.79	151.04	14,122.64
10	14,122.64	706.13	14,828.77	156.94	14,674.84
Cumulative Total	$1,328.65

Waddell & Reed Advisors New Concepts Fund -- Class A

Annual expense ratio	1.44%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$713.13	$ 9,760.53
2	9,760.53	488.02	10,248.55	143.05	10,108.00
3	10,108.00	505.40	10,613.40	148.14	10,467.84
4	10,467.84	523.39	10,991.24	153.42	10,840.50
5	10,840.50	542.02	11,382.53	158.88	11,226.42
6	11,226.42	561.32	11,787.74	164.53	11,626.08
7	11,626.08	581.30	12,207.39	170.39	12,039.97
8	12,039.97	601.99	12,641.97	176.46	12,468.60
9	12,468.60	623.43	13,092.03	182.74	12,912.48
10	12,912.48	645.62	13,558.10	189.24	13,372.16
Cumulative Total	$2,199.98

Waddell & Reed Advisors New Concepts Fund -- Class B

Annual expense ratio	2.47%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$250.12	$10,253.00
2	10,253.00	512.65	10,765.65	256.45	10,512.40
3	10,512.40	525.62	11,038.02	262.94	10,778.36
4	10,778.36	538.91	11,317.28	269.59	11,051.05
5	11,051.05	552.55	11,603.61	276.41	11,330.64
6	11,330.64	566.53	11,897.18	283.40	11,617.31
7	11,617.31	580.86	12,198.18	290.57	11,911.23
8	11,911.23	595.56	12,506.79	297.92	12,212.58
Converts from Class B to Class A			Annual Expense Ratio: 1.44%
9	12,212.58	610.62	12,823.21	178.99	12,647.35
10	12,647.35	632.36	13,279.72	185.36	13,097.60
Cumulative Total	$2,551.75

Waddell & Reed Advisors New Concepts Fund -- Class C

Annual expense ratio	2.36%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$239.11	$10,264.00
2	10,264.00	513.20	10,777.20	245.42	10,534.96
3	10,534.96	526.74	11,061.71	251.90	10,813.09
4	10,813.09	540.65	11,353.74	258.55	11,098.55
5	11,098.55	554.92	11,653.48	265.38	11,391.56
6	11,391.56	569.57	11,961.13	272.38	11,692.29
7	11,692.29	584.61	12,276.91	279.58	12,000.97
8	12,000.97	600.04	12,601.02	286.96	12,317.79
9	12,317.79	615.89	12,933.68	294.53	12,642.98
10	12,642.98	632.14	13,275.13	302.31	12,976.76
Cumulative Total	$2,696.12

Waddell & Reed Advisors New Concepts Fund -- Class Y

Annual expense ratio	1.05%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$107.07	$10,395.00
2	10,395.00	519.75	10,914.75	111.30	10,805.60
3	10,805.60	540.28	11,345.88	115.69	11,232.42
4	11,232.42	561.62	11,794.04	120.26	11,676.10
5	11,676.10	583.80	12,259.90	125.02	12,137.31
6	12,137.31	606.86	12,744.17	129.95	12,616.73
7	12,616.73	630.83	13,247.57	135.09	13,115.09
8	13,115.09	655.75	13,770.85	140.42	13,633.14
9	13,633.14	681.65	14,314.79	145.97	14,171.65
10	14,171.65	708.58	14,880.23	151.74	14,731.43
Cumulative Total	$1,282.51

Waddell & Reed Advisors Retirement Shares -- Class A

Annual expense ratio	1.24%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$694.06	$ 9,779.38
2	9,779.38	488.96	10,268.34	123.54	10,147.08
3	10,147.08	507.35	10,654.43	128.18	10,528.61
4	10,528.61	526.43	11,055.04	133.00	10,924.49
5	10,924.49	546.22	11,470.71	138.01	11,335.25
6	11,335.25	566.76	11,902.01	143.19	11,761.45
7	11,761.45	588.07	12,349.53	148.58	12,203.68
8	12,203.68	610.18	12,813.87	154.17	12,662.54
9	12,662.54	633.12	13,295.67	159.96	13,138.65
10	13,138.65	656.93	13,795.59	165.98	13,632.67
Cumulative Total	$1,988.67

Waddell & Reed Advisors Retirement Shares -- Class B

Annual expense ratio	2.23%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
Converts from Class B to Class A			Annual Expense Ratio: 1.24%
9	12,443.16	622.15	13,065.32	157.19	12,911.02
10	12,911.02	645.55	13,556.57	163.10	13,396.48
Cumulative Total	$2,314.37

Waddell & Reed Advisors Retirement Shares -- Class C

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
9	12,530.60	626.53	13,157.13	271.98	12,888.98
10	12,888.98	644.44	13,533.43	279.76	13,257.60
Cumulative Total	$2,472.31

Waddell & Reed Advisors Retirement Shares -- Class Y

Annual expense ratio	0.92%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 93.87	$10,408.00
2	10,408.00	520.40	10,928.40	97.70	10,832.64
3	10,832.64	541.63	11,374.27	101.69	11,274.61
4	11,274.61	563.73	11,838.34	105.84	11,734.62
5	11,734.62	586.73	12,321.35	110.16	12,213.39
6	12,213.39	610.66	12,824.06	114.65	12,711.70
7	12,711.70	635.58	13,347.28	119.33	13,230.33
8	13,230.33	661.51	13,891.85	124.20	13,770.13
9	13,770.13	688.50	14,458.64	129.26	14,331.95
10	14,331.95	716.59	15,048.55	134.54	14,916.70
Cumulative Total	$1,131.24

Waddell & Reed Advisors Science and Technology Fund -- Class A

Annual expense ratio	1.33%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$702.65	$ 9,770.89
2	9,770.89	488.54	10,259.44	132.33	10,129.48
3	10,129.48	506.47	10,635.96	137.19	10,501.24
4	10,501.24	525.06	11,026.30	142.22	10,886.63
5	10,886.63	544.33	11,430.96	147.44	11,286.17
6	11,286.17	564.30	11,850.48	152.86	11,700.37
7	11,700.37	585.01	12,285.39	158.47	12,129.78
8	12,129.78	606.48	12,736.27	164.28	12,574.94
9	12,574.94	628.74	13,203.69	170.31	13,036.44
10	13,036.44	651.82	13,688.26	176.56	13,514.88
Cumulative Total	$2,084.31

Waddell & Reed Advisors Science and Technology Fund -- Class B

Annual expense ratio	2.39%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
Converts from Class B to Class A			Annual Expense Ratio: 1.33%
9	12,289.02	614.45	12,903.47	166.44	12,740.03
10	12,740.03	637.00	13,377.03	172.55	13,207.59
Cumulative Total	$2,462.38

Waddell & Reed Advisors Science and Technology Fund -- Class C

Annual expense ratio	2.35%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$238.11	$10,265.00
2	10,265.00	513.25	10,778.25	244.42	10,537.02
3	10,537.02	526.85	11,063.87	250.90	10,816.25
4	10,816.25	540.81	11,357.06	257.54	11,102.88
5	11,102.88	555.14	11,658.02	264.37	11,397.11
6	11,397.11	569.85	11,966.96	271.38	11,699.13
7	11,699.13	584.95	12,284.09	278.57	12,009.16
8	12,009.16	600.45	12,609.61	285.95	12,327.40
9	12,327.40	616.37	12,943.77	293.53	12,654.08
10	12,654.08	632.70	13,286.78	301.31	12,989.41
Cumulative Total	$2,686.08

Waddell & Reed Advisors Science and Technology Fund -- Class Y

Annual expense ratio	1.02%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$104.02	$10,398.00
2	10,398.00	519.90	10,917.90	108.17	10,811.84
3	10,811.84	540.59	11,352.43	112.47	11,242.15
4	11,242.15	562.10	11,804.25	116.95	11,689.58
5	11,689.58	584.47	12,274.06	121.60	12,154.83
6	12,154.83	607.74	12,762.57	126.44	12,638.59
7	12,638.59	631.92	13,270.52	131.47	13,141.61
8	13,141.61	657.08	13,798.69	136.71	13,664.64
9	13,664.64	683.23	14,347.88	142.15	14,208.50
10	14,208.50	710.42	14,918.92	147.81	14,774.00
Cumulative Total	$1,247.79

Waddell & Reed Advisors Small Cap Fund -- Class A

Annual expense ratio	1.57%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$725.51	$ 9,748.27
2	9,748.27	487.41	10,235.69	155.67	10,082.64
3	10,082.64	504.13	10,586.77	161.01	10,428.47
4	10,428.47	521.42	10,949.90	166.53	10,786.17
5	10,786.17	539.30	11,325.48	172.24	11,156.14
6	11,156.14	557.80	11,713.94	178.15	11,538.79
7	11,538.79	576.93	12,115.73	184.26	11,934.57
8	11,934.57	596.72	12,531.30	190.58	12,343.93
9	12,343.93	617.19	12,961.12	197.12	12,767.32
10	12,767.32	638.36	13,405.69	203.88	13,205.24
Cumulative Total	$2,334.95

Waddell & Reed Advisors Small Cap Fund -- Class B

Annual expense ratio	2.50%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$253.12	$10,250.00
2	10,250.00	512.50	10,762.50	259.45	10,506.25
3	10,506.25	525.31	11,031.56	265.93	10,768.90
4	10,768.90	538.44	11,307.35	272.58	11,038.12
5	11,038.12	551.90	11,590.03	279.40	11,314.08
6	11,314.08	565.70	11,879.78	286.38	11,596.93
7	11,596.93	579.84	12,176.78	293.54	11,886.85
8	11,886.85	594.34	12,481.20	300.88	12,184.02
Converts from Class B to Class A			Annual Expense Ratio: 1.57%
9	12,184.02	609.20	12,793.23	194.56	12,601.94
10	12,601.94	630.09	13,232.03	201.24	13,034.18
Cumulative Total	$2,608.08

Waddell & Reed Advisors Small Cap Fund -- Class C

Annual expense ratio	2.39%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
9	12,289.02	614.45	12,903.47	297.54	12,609.77
10	12,609.77	630.48	13,240.25	305.30	12,938.88
Cumulative Total	$2,726.23

Waddell & Reed Advisors Small Cap -- Class Y

Annual expense ratio	1.06%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.08	$10,394.00
2	10,394.00	519.70	10,913.70	112.34	10,803.52
3	10,803.52	540.17	11,343.69	116.77	11,229.18
4	11,229.18	561.45	11,790.64	121.37	11,671.61
5	11,671.61	583.58	12,255.19	126.15	12,131.47
6	12,131.47	606.57	12,738.04	131.12	12,609.45
7	12,609.45	630.47	13,239.92	136.29	13,106.26
8	13,106.26	655.31	13,761.57	141.66	13,622.65
9	13,622.65	681.13	14,303.78	147.24	14,159.38
10	14,159.38	707.96	14,867.35	153.04	14,717.26
Cumulative Total	$1,294.06

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class A

Annual expense ratio	1.24%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$694.06	$ 9,779.38
2	9,779.38	488.96	10,268.34	123.54	10,147.08
3	10,147.08	507.35	10,654.43	128.18	10,528.61
4	10,528.61	526.43	11,055.04	133.00	10,924.49
5	10,924.49	546.22	11,470.71	138.01	11,335.25
6	11,335.25	566.76	11,902.01	143.19	11,761.45
7	11,761.45	588.07	12,349.53	148.58	12,203.68
8	12,203.68	610.18	12,813.87	154.17	12,662.54
9	12,662.54	633.12	13,295.67	159.96	13,138.65
10	13,138.65	656.93	13,795.59	165.98	13,632.67
Cumulative Total	$1,988.67

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class B

Annual expense ratio	2.13%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
2	10,287.00	514.35	10,801.35	222.25	10,582.23
3	10,582.23	529.11	11,111.34	228.63	10,885.94
4	10,885.94	544.29	11,430.24	235.19	11,198.37
5	11,198.37	559.91	11,758.29	241.94	11,519.76
6	11,519.76	575.98	12,095.75	248.89	11,850.38
7	11,850.38	592.51	12,442.90	256.03	12,190.49
8	12,190.49	609.52	12,800.01	263.38	12,540.35
Converts from Class B to Class A			Annual Expense Ratio: 1.24%
9	12,540.35	627.01	13,167.37	158.42	13,011.87
10	13,011.87	650.59	13,662.46	164.38	13,501.12
Cumulative Total	$2,235.16

Waddell & Reed Advisors Tax-Managed Equity Fund -- Class C

Annual expense ratio	2.14%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$217.06	$10,286.00
2	10,286.00	514.30	10,800.30	223.26	10,580.17
3	10,580.17	529.00	11,109.18	229.65	10,882.77
4	10,882.77	544.13	11,426.91	236.22	11,194.02
5	11,194.02	559.70	11,753.72	242.97	11,514.16
6	11,514.16	575.70	12,089.87	249.92	11,843.47
7	11,843.47	592.17	12,435.64	257.07	12,182.19
8	12,182.19	609.10	12,791.30	264.42	12,530.60
9	12,530.60	626.53	13,157.13	271.98	12,888.98
10	12,888.98	644.44	13,533.43	279.76	13,257.60
Cumulative Total	$2,472.31

Waddell & Reed Advisors Value Fund -- Class A

Annual expense ratio	1.34%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$703.60	$ 9,769.95
2	9,769.95	488.49	10,258.45	133.31	10,127.53
3	10,127.53	506.37	10,633.91	138.19	10,498.20
4	10,498.20	524.91	11,023.11	143.25	10,882.43
5	10,882.43	544.12	11,426.55	148.49	11,280.73
6	11,280.73	564.03	11,844.77	153.92	11,693.60
7	11,693.60	584.68	12,278.29	159.56	12,121.59
8	12,121.59	606.07	12,727.67	165.40	12,565.24
9	12,565.24	628.26	13,193.50	171.45	13,025.13
10	13,025.13	651.25	13,676.39	177.73	13,501.85
Cumulative Total	$2,094.90

Waddell & Reed Advisors Value Fund -- Class B

Annual expense ratio	2.25%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$228.09	$10,275.00
2	10,275.00	513.75	10,788.75	234.36	10,557.56
3	10,557.56	527.87	11,085.44	240.81	10,847.89
4	10,847.89	542.39	11,390.29	247.43	11,146.21
5	11,146.21	557.31	11,703.52	254.23	11,452.73
6	11,452.73	572.63	12,025.37	261.22	11,767.68
7	11,767.68	588.38	12,356.06	268.41	12,091.29
8	12,091.29	604.56	12,695.85	275.79	12,423.80
Converts from Class B to Class A			Annual Expense Ratio: 1.34%
9	12,423.80	621.19	13,044.99	169.52	12,878.51
10	12,878.51	643.92	13,522.44	175.73	13,349.87
Cumulative Total	$2,355.59

Waddell & Reed Advisors Value Fund -- Class C

Annual expense ratio	2.23%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
9	12,443.16	622.15	13,065.32	281.32	12,787.84
10	12,787.84	639.39	13,427.23	289.11	13,142.06
Cumulative Total	$2,564.51

Waddell & Reed Advisors Value Fund -- Class Y

Annual expense ratio	0.93%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 94.89	$ 10,407.00
2	10,407.00	520.35	10,927.35	98.75	10,830.56
3	10,830.56	541.52	11,372.09	102.77	11,271.36
4	11,271.36	563.56	11,834.93	106.95	11,730.11
5	11,730.11	586.50	12,316.61	111.31	12,207.52
6	12,207.52	610.37	12,817.90	115.84	12,704.37
7	12,704.37	635.21	13,339.59	120.55	13,221.44
8	13,221.44	661.07	13,882.51	125.46	13,759.55
9	13,759.55	687.97	14,447.53	130.56	14,319.57
10	14,319.57	715.97	15,035.54	135.88	14,902.37
Cumulative Total	$1,142.96

Waddell & Reed Advisors Vanguard Fund -- Class A

Annual expense ratio	1.18%
Maximum front-end sales charge	5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$688.33	$ 9,785.03
2	9,785.03	489.25	10,274.28	117.66	10,158.82
3	10,158.82	507.94	10,666.76	122.16	10,546.89
4	10,546.89	527.34	11,074.23	126.83	10,949.78
5	10,949.78	547.48	11,497.27	131.67	11,368.06
6	11,368.06	568.40	11,936.46	136.70	11,802.32
7	11,802.32	590.11	12,392.43	141.92	12,253.17
8	12,253.17	612.65	12,865.83	147.34	12,721.24
9	12,721.24	636.06	13,357.30	152.97	13,207.19
10	13,207.19	660.35	13,867.55	158.82	13,711.70
Cumulative Total	$1,924.40

Waddell & Reed Advisors Vanguard Fund -- Class B

Annual expense ratio	2.23%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$226.08	$10,277.00
2	10,277.00	513.85	10,790.85	232.35	10,561.67
3	10,561.67	528.08	11,089.75	238.78	10,854.23
4	10,854.23	542.71	11,396.94	245.40	11,154.89
5	11,154.89	557.74	11,712.63	252.19	11,463.88
6	11,463.88	573.19	12,037.07	259.18	11,781.43
7	11,781.43	589.07	12,370.50	266.36	12,107.77
8	12,107.77	605.38	12,713.16	273.74	12,443.16
Converts from Class B to Class A			Annual Expense Ratio:
9	12,443.16	622.15	13,065.32	149.63	12,918.49
10	12,918.49	645.92	13,564.41	155.34	13,411.98
Cumulative Total	$2,299.05

Waddell & Reed Advisors Vanguard Fund -- Class C

Annual expense ratio	2.18%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$221.07	$10,282.00
2	10,282.00	514.10	10,796.10	227.30	10,571.95
3	10,571.95	528.59	11,100.55	233.71	10,870.08
4	10,870.08	543.50	11,413.58	240.30	11,176.61
5	11,176.61	558.83	11,735.44	247.08	11,491.79
6	11,491.79	574.58	12,066.38	254.05	11,815.86
7	11,815.86	590.79	12,406.66	261.21	12,149.07
8	12,149.07	607.45	12,756.52	268.58	12,491.67
9	12,491.67	624.58	13,116.26	276.15	12,843.94
10	12,843.94	642.19	13,486.14	283.94	13,206.14
Cumulative Total	$2,513.39

Waddell & Reed Advisors Vanguard Fund -- Class Y

Annual expense ratio	0.87%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 88.79	$10,413.00
2	10,413.00	520.65	10,933.65	92.46	10,843.05
3	10,843.05	542.15	11,385.20	96.28	11,290.87
4	11,290.87	564.54	11,855.41	100.25	11,757.18
5	11,757.18	587.85	12,345.04	104.39	12,242.76
6	12,242.76	612.13	12,854.89	108.71	12,748.38
7	12,748.38	637.41	13,385.80	113.20	13,274.89
8	13,274.89	663.74	13,938.63	117.87	13,823.14
9	13,823.14	691.15	14,514.30	122.74	14,394.04
10	14,394.04	719.70	15,113.74	127.81	14,988.51
Cumulative Total	$1,072.50

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
K&L Gates LLP	913.236.2000
1601 K Street, N.W.	888.WADDELL
Washington, D. C. 20006-1600

Independent Registered
Public Accounting Firm	Shareholder Servicing Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2129	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Investment	913.236.2000
Management Company	888.WADDELL
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
888.WADDELL	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Funds (including each Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C.20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Asset Strategy Fund, Inc.: 811-7217
Waddell & Reed Advisors Continental Income Fund, Inc.: 811-2008
Waddell & Reed Advisors Funds, Inc.: 811-2552
Accumulative Fund
Core Investment Fund
Science and Technology Fund
Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
Waddell & Reed Advisors Retirement Shares, Inc.: 811-2263
Waddell & Reed Advisors Select Funds, Inc.: 811-10135
Dividend Opportunities Fund
Energy Fund
Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: 811-9789
Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

NUP2200 (10-08)

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

October 31, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Waddell & Reed Advisors Asset Strategy Fund, Inc. (Fund), dated October 31, 2008 (Prospectus), which may be obtained, without charge, upon request, from the Fund or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Fund's Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2008, which may also be obtained, without charge, upon request, from the Fund or Waddell & Reed at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Underwriter
Financial Statements
Appendix A

FUND HISTORY

Waddell & Reed Advisors Asset Strategy Fund, Inc. (Fund) was organized as a Maryland corporation on August 25, 1994. Prior to June 30, 2000, the Fund was known as United Asset Strategy Fund, Inc.

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified objective. The Fund is an open-end, diversified management company.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's objective. A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objective. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship (see Specific Securities and Investment Practices - U.S. Government Securities), the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Fund.

Asset Allocation

The Fund allocates its assets among investments in one or more of the following: stocks, bonds, and short-term instruments of issuers located throughout the world. WRIMCO may allocate the Fund's investments among these types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively.

"Stocks" include domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this investment class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

"Bonds" include all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms. The Fund may not invest more than 35% of its total assets in junk bonds, which are high-yield, high-risk, non-investment grade debt securities rated BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or Ba or below by Moody's Investors Service, Inc. (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality

"Short-term instruments" include all types of domestic and foreign securities and money market instruments with remaining maturities of one year or less. WRIMCO seeks to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers and currencies. Short-term instruments may include: corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. Any of the securities in which the Fund invests may be denominated in U.S. dollars or in a foreign currency.

In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns. As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. WRIMCO will typically increase the Fund's investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund. The Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to 25% of the Fund's total assets in precious metals, subject to the Fund's limit on illiquid investments.

Securities - General

The Fund may invest in securities including common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts into common stock. The Fund may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or, if unrated, judged by WRIMCO to be of comparable quality. In the case of a "split-rated" security, which results when the NRSROs rate the security at different rating levels (for example, BBB by S&P, and Ba by Moody's), it is the Fund's general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of comparable quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

          Banking Industry and Savings and Loan Obligations

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) U.S. banks having total assets in excess of $1 billion (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Bank deposits are not marketable, and the Fund may invest in them only within the limit mentioned under Illiquid Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

         Borrowing

The Fund may borrow money for temporary, extraordinary or emergency purposes, only as permitted under the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Foreign Securities and Currencies

The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of the Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may request a different country designation due to certain identified circumstances. For example, an issuer's country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); or (iii) the country where the issuer has at least 50% of its assets. The request to change a security's country designation must be delivered to the Fund's Treasurer and to the Fund's Chief Compliance Officer (CCO) for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

The Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which the Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral unless determined to be liquid pursuant to guidelines established by the Fund's Board of Directors
(6)	securities for which market quotations are not readily available;
(7)	securities involved in swap, cap, floor and collar transactions; and
(8)	direct debt instruments.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of the Fund to be able to invest in illiquid securities up to the maximum allowable. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their own investments. For example, if WRIMCO desired Korean exposure for the Fund, instead of following difficult procedures for direct investment, WRIMCO could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

         Indexed Securities

The Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO will use its judgment in determining how indexed securities are categorized for purposes of the Fund's investment allocations. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

         Investment Company Securities

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act except that the Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets.

Exchange-traded Funds. The Fund may invest in exchange-traded fFunds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and commodities without purchasing them directly. For example, the Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs that track indexes, provided that such investments are consistent with the Fund's investment objective as determined by WRIMCO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a portionate amount of shares of all of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, the Fund's purchases of ETF shares are subject to its non-fundamental investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by the Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund, which is not exchange-traded. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities lent). If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

         Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan Participations. The Fund may purchase loan participations (sometimes called bank loans), subject to the Fund's investment restrictions. Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing as assignment in a loan. In selecting the loans in which the Fund will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers. WRIMCO's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite WRIMCO's efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO's ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on WRIMCO's ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held in the Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the Fund and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO's client account collectively held only a single category of the issuer's securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Fund's investment limitations). For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines that such investments are consistent with the Fund's objective and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Natural Resources and Physical Commodities

Investments in precious metals (such as gold, silver and platinum) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. The ability of the Fund, for defensive purposes, to purchase and hold precious metals may allow it to benefit from an increase in the price of precious metals or stability in that price at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable. Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. WRIMCO currently intends that, when the Fund purchases a precious metal or other physical commodity, it will only be in a form that is readily marketable. Under the Federal tax law, the Fund may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and from certain other non-passive income. See Taxation of the Fund. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its securities at a gain, when for investment reasons it would not otherwise do so.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund's direct investment in precious metals (and options and futures contracts thereon) is limited by tax considerations. See Taxation of the Fund.

         Options, Futures and Other Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its NAV.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Fund.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency). Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; as a duration management technique; to attempt to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the LIBOR, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher amount at each swap reset date.

The Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

The Fund may purchase restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, such as Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

The Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

         When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery (forward commitment) basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities purchased or, if a sale, the proceeds to be received, in determining its NAV. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables the Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current payments of interest in cash.

The Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities that will be includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

         Defensive Purposes

For temporary or defensive purposes, the Fund may invest in cash or cash items without limitation. The "cash items" in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other investment companies that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to their own fees and expenses); and other similar high-quality short-term U.S. dollar-denominated obligations.

Investment Restrictions and Limitations

Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment restrictions set forth in their entirety, which, like the Fund's objective, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. The Fund may not:

(1)

With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (a) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (b) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (c) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors and collars, other financial instruments;

(4)

Borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays;

(5)	Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary defensive purposes; this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(9)

Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its objective and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(10)	Participate on a joint, or a joint and several, basis in any trading account in any securities; or

(11)	Issue senior securities.

The following investment limitations are not fundamental, or are operating, and may be changed by the Board of Directors without shareholder approval.

(1)

The Fund may not invest more than 35% of its total assets in non-investment grade debt securities including bonds rated below BBB by S&P or below Baa by Moody's and unrated securities judged by WRIMCO to be of equivalent quality.

(2)

The Fund may invest in money market instruments rated in one of the two highest categories by the requisite NRSRO or , if unrated, judged by WRIMCO to be of comparable quality; provided, however, that the Fund may invest in a money market instrument rated below the two highest rating categories if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated in one of the two highest categories by an NRSRO, or, if unrated, judged by WRIMCO to be of comparable quality.

(3)	The Fund may invest an unlimited amount of its total assets in foreign securities.

(4)

The Fund does not currently intend to purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments. (Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.)

(5)	The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(6)	The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(7)	The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(8)

The Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(9)	The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(10)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(11)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rate for the common stock portion of the Fund's portfolio for the fiscal year ended June 30, 2008 was 111%, while the rate for the remainder of the portfolio was 78%. The Fund's overall portfolio turnover was 110% for the fiscal year ended June 30, 2008 and 118% for the fiscal year ended June 30, 2007.

The relatively high portfolio rate is due to active management of the Fund. A high turnover rate will increase transaction costs and commission costs that will be paid by the Fund and may generate taxable gain or loss.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

The Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be the Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as the Fund's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of the Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

The Fund's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating or ranking organization (for example, Lipper, Morningstar, etc.) for the purpose of enabling the organization to develop a rating or ranking for the Fund.

A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality.

The Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's CCO, determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Fund, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for the Fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of the Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. As part of the annual review of the Fund's compliance policies and procedures, the Fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.
K&L Gates LLP
Financial Times Interactive Data

Pursuant to a custodian contract, the Fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
S&P
Moody's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek
Institutional Shareholder Services

The Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
ABN Amro
Advest, Inc.
American Technology Research
Bank of America Securities, LLC
Bank of Oklahoma
Barrington Research
BB & T Capital Markets
Belle Haven Investments, L.P.
Bergen Capital, Inc.
BMO Capital Markets
BOSC, Inc.
Broadpoint Securities
Canaccord Adams
Cantor Fitzgerald and Co.
Caris and Company
Citigroup Global Markets, Inc.
Commerce Bank
Cowen & Company
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse Securities, LLC
D.A. Davidson
Deutsche Bank Securities, Inc.
Duncan Williams, Inc.
Empirical Research Partners, LLC
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Analysis Securities Corp.
Friedman, Billings, Ramsey & Co.
FTN Financial Capital Markets
George K. Baum & Company
Grigsby & Associates
GMS Group, LLC
Goldman Sachs & Co.
Hanifen, Imhoff, Inc.
Herbert J. Sims & Co.
Hibernia Southcoast Capital, Inc.
Jefferies & Company
JMP Securities
JP Morgan Securities, Inc.
LaSalle Financial Services
Loop Capital Markets
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Off The Record Research
Pacific Crest
Piper Jaffray & Co.
Prudential Equity Group
Raymond James & Associates, Inc.
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Roth Capital Partners
RW Presspitch & Co., Inc.
Sandler O'Neill
Sanford C. Bernstein
Seattle Northwest Securities
Selector Management
Shepherd Kaplan, LLC
Sidoti & Company, LLC
Southwest Securities, Inc.
Stanford Washington Research Group
Stifel, Nicolaus & Co.
Think Equity Partners
Thomas Weisel Partners
UBS Investment Bank
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
Wedbush Morgan Securities
William Blair & Co.
(B.C.) Ziegler & Company

The Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by the Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Directors and Officers

The Fund is governed by its Board of Directors (Board). Board members who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Fund is part of the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

Following is a list of the members of the Board and the principal officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a director of Ivy Funds Variable Insurance Portfolios, Inc. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

David P. Gardner serves as Independent Chair of the Board and of the board of directors of the other funds in the Advisors Fund Complex.

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Director	Fund: 2007 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)	78	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc.; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1973 to present)	49	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49

Advisory Director, UMB Northland Board (financial services); former President, Liberty Memorial Association (WW1 National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Director Independent Chairman	Fund: 1998 Fund Complex: 1998 Fund and Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	49	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Director	Fund: 1998 Fund Complex: 1998	President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2008); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (2007 to present)	78

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Member, Oklahoma Foundation of Excellence (non-profit); Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Director	Fund: 1995 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Director	Fund: 2008 Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	49	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Director	Fund: 1995 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	49	Director, American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	78	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

         Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Distinterested Director of the Fund. The address for each Interested Director and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 1942	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	78	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; (29 portfolios overseen) Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO
Michael L. Avery 1953	Director	Fund: 2007 Fund Complex: 2007	CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO
Robert L. Hechler 1936	Director	Fund: 1998 Fund Complex: 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	24	None

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2006 2006 2007 2006	2006 2006 2007 2006

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).

Mara D. Herrington 1964	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).

Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2006 2004	2006 2004

Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee meets with the Fund's independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the semi-annual and annual audits of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Albert W. Herman, Glendon E. Johnson, Sr., Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended June 30, 2008, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended June 30, 2008, the Executive Committee did not meet.

Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. The Nominating Committee will consider candidates recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such candidates will be considered with any other Director candidates. Glendon E. Johnson, Sr. (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended June 30, 2008, the Nominating Committee met three times.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or an as-needed) basis for its review and approval.

         Ownership of Fund Shares
          (as of December 31, 2007)

The following tables provide information regarding shares of the Funds beneficially owned by each Director, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex. A Director may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as "beneficially owned" shares include any shares in which the Director's deferred compensation is deemed invested.

DISINTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	none	over $100,000
James M. Concannon	over $100,000	over $100,000
John A. Dillingham	$50,001 to $100,000	over $100,000
David P. Gardner	$50,001 to $100,000	over $100,000
Joseph Harroz, Jr.	over $100,000	over $100,000
John F. Hayes	none	over $100,000
Albert W. Herman*	none	$1-$10,000
Glendon E. Johnson, Sr.	none	over $100,000
Frank J. Ross, Jr.	over $100,000	over $100,000
Eleanor B. Schwartz	none	over $100,000

*Mr. Herman became a Director on January 1, 2008. The information regarding his ownership of shares is as of January 2, 2008.

INTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Michael L. Avery	over $100,000	over $100,000
Robert L. Hechler	over $100,000	over $100,000
Henry J. Herrmann	none	over $100,000

Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended June 30, 2008, the Directors received the following fees for service as a Director:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Fund and
	From	Advisors Fund
Director	Fund	Complex[1]
--------	------------	------------
Disinterested Directors:
Jarold W. Boettcher	$10,584	$112,250
James M. Concannon	10,987	117,000
John A. Dillingham	11,591	123,250
David P. Gardner[2]	15,313	163,250
Joseph Harroz, Jr.	11,288	120,250
John F. Hayes	11,226	119,250
Albert W. Herman[3]	6,560	63,000
Glendon E. Johnson, Sr.	11,288	120,250
Frank J. Ross, Jr.	11,508	122,250
Eleanor B. Schwartz	11,591	123,250

Interested Directors:
Michael L. Avery	0	0
Robert L. Hechler[4]	10,640	113,250
Henry J. Herrmann	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2Mr. Gardner receives an additional fee for his services as Independent Chair of the Board of Directors of the Fund and of each other fund in the Advisors Fund Complex. For 2007, this fee was $45,000. For 2008, it is $55,000.

3Mr. Herman became a Director on January 1, 2008.

4Mr. Hechler is paid $87,748 from the Advisors Fund Complex. The remainder of his compensation for service as a Director is paid by Waddell & Reed or its affiliates.

The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a Board of Directors of a fund within the Advisors Fund Complex before May 31, 1993, such annual fee is payable as long as the Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director assumed Director Emeritus status, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, William T. Morgan, Ronald K. Richey, Frederick Vogel III and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were overseen by the Director at the time of his retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended June 30, 2008.

Director Emeritus	Compensation from Fund	Total Compensation paid to Director Emeritus[1]
Henry Bellmon	$64	$48,000
Jay B. Dillingham[2]	20	11,000
William T. Morgan	683	65,500
Ronald K. Richey	72	48,000
Frederick Vogel III[3]	5,636	78,500
Paul S. Wise	72	48,000

1The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time.

2Mr. Dillingham held Director Emeritus status until his death in August, 2007.

3Mr. Vogel elected Emeritus status after he resigned from the Board on April 1, 2007.

Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Fund, as of September 30, 2008, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

Charles Schwab Trust Co	Class Y	2,148,021	52.35%
FBO Southwest Airlines Retirement
Savings Plan
Austin TX

UMBSC & Co	Class Y	323,535	7.88%
FBO VFW Life Membership
Waddell & Reed A/C
Kansas City MO

UMBSC & Co	Class Y	217,815	5.31%
FBO VFW Pension-Mutual Fund Account
Kansas City MO

Waddell & Reed	Class Y	1,161,309	28.30%
	Financial Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

As of September 30, 2008, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objective and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as distributor for variable life insurance and variable annuity policies for which Ivy Funds Variable Insurance Portfolios, Inc. is the underlying investment vehicle.

The Management Agreement was renewed by the Board, including a majority of the Disinterested Directors, at the meeting held August 13, 2008, and will continue in effect for the period from October 1, 2008, through September 30, 2009, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

         Payments by the Fund for Management Services

Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $19,432,894, $12,848,595 and $8,015,754, respectively.

For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the Fund.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares was revised so that the Fund pays WRSCO an annual fee (payable monthly) of $18.95 for each account of the Fund that is non-networked; however, WRSCO has agreed to reduce those fees if the number of total Fund accounts within the Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WRSCO has agreed to reduce its per account fees charged to the Fund to $6.00 per account, with the Fund bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account). If the aggregate annual rate of the WRSCO transfer agent fee and the costs charged by the financial services companies exceed $18.00 per account for the Fund, the amount in excess of $18.00 will be reimbursed to the Fund by WRSCO.

For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month.

Fees paid to WRSCO under the Shareholder Servicing Agreement during the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $3,840,614, $3,053,545 and $2,067,658, respectively.

The Fund, or WRIMCO (including any affiliate of WRIMCO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. If the annual rate of the third party per account charges for the Fund exceeds $18.00 or the annual fee that is based on average net assets exceeds 0.30% of 1% of the average daily net assets of the Fund the amount in excess of these caps will be reimbursed to the Fund by WRSCO.

The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO. Out-of-pocket expenses of WRSCO paid during the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $1,271,762, $1,025,740 and $699,560, respectively.

Accounting Services

Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting Services Agreement, the Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$958
$25	-	$50	million	$1,925
$50	-	$100	million	$2,958
$100	-	$200	million	$4,033
$200	-	$350	million	$5,267
$350	-	$550	million	$6,875
$550	-	$750	million	$8,025
$750	-	$1.0	billion	$10,133
$1.0 billion and over				$12,375

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

Fees paid to WRSCO for accounting services for the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $259,911, $259,637 and $243,002, respectively.

Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker-Dealers and Other Financial Intermediaries below, and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend), and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable under securities laws and to the Investment Company Institute, cost of systems or services used to price portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Fund, Waddell & Reed offers the Fund's shares through its financial advisors and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares.

Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Distribution and service fees in the amount of $6,763,772 were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended June 30, 2008.

Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Distribution and service fees in the amount of $1,718,337 were paid (or accrued) by the Fund under the Class B Plan for the fiscal year ended June 30, 2008. Distribution and service fees in the amount of $1,093,213 were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended June 30, 2008.

The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

Each Plan was approved by the Board, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The Class A Plan was also approved by the affected shareholders of the Fund.

Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

         Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described below and in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Waddell & Reed, Waddell & Reed (or its affiliate) may pay 0.50% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

As well, Waddell & Reed may have selling agreements with financial intermediaries which provide for Waddell & Reed to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to Waddell & Reed are funded out of WRIMCO and IICO's net income, respectively.

Sales Charges for Class A Shares

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of the Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed may pay Legend and unaffiliated broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99
0.50% - Sales of $4.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

Custodial and Auditing Services

The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1100 Walnut, Suite 3300, Kansas City, Missouri, the Fund's independent registered public accounting firm, audits the Fund's financial statements.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of the Fund as of June 30, 2008:

Michael L. Avery

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$19,883	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	0	2
Number of Accounts Managed with Performance-Based Advisory Fees		0	0
Assets Managed (in millions)	$19,883	$0	$0.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of June 30, 2008, the dollar range of shares of the Fund beneficially owned by each portfolio managers is:

Manager	Dollar Range of Fund Shares	Dollar Range of Shares Owned in the Fund Complex
Michael Avery	$500,001-$1,000,000	over $1,000,000
Ryan F. Caldwell	$50,001-$100,000	$100,001-$500,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2008, the dollar range of shares deemed owned by the portfolio managers is:

Manager	Dollar Range of Fund Shares Deemed Owned	Dollar Range of Shares Deemed Owned in the Fund Complex
Michael Avery	$500,001-$1,000,000	$500,001-$1,000,000
Ryan F. Caldwell	none	$100,001-$500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio managers will frequently, yet not always, place concurrent orders for all or most accounts for which the managers have responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc. and Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO and/or IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO and/or IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective or an international investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio managers' review of various factors, including but not limited to such factors as the fund's or advisors account's investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions. In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (generally, prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliate. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Fund has adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

During the Fund's fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, it paid brokerage commissions of $10,221,556, $6,280,506 and $3,095,515, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the Fund's fiscal year ended June 30, 2008, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution totaled $4,793,726,350 on which $8,469,248 in brokerage commissions were paid. These transactions were allocated to these brokers by the internal allocation procedures described above.

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Fund:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed – If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

The Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2008, is available on Waddell & Reed's website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

 The Shares of the Fund

The shares of the Fund represent an interest in the Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

The Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing Directors until such time as less than a majority of Directors holding office have been elected by shareholders, at time which the Directors then in office will call a shareholders' meeting for the election of Directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share of the Fund (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

         Minimum Initial and Subsequent Investments

For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed and Legend, a fund in the Ivy Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

         Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). Purchases made during the 30 days prior to receipt by WRSCO of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WRSCO's receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 days prior to receipt by WRSCO of the LOI.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4.         All purchases of Class A shares made by you or your spouse for your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) tax-sheltered accounts may be grouped, provided that such purchases are subject to a sales charge (see "Sales Charge Waivers for Certain Investors" and "Sales Charge Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase), or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

         Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

Reduced sales charges for larger purchases of Class A shares apply to purchases of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase or holding of Class A shares in any of the funds in the Waddell & Reed Advisors Funds and/or a purchase or holding of shares of Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. that were acquired by exchange of another Waddell & Reed Advisors Fund Class A shares or Waddell & Reed InvestEd Portfolios, Inc. shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares are taken into account.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds in the Ivy Family of Funds, except shares of Ivy Money Market Fund (unless acquired by exchange of Class A shares of another Ivy Family Fund on which a sales charge was paid or acquired as a dividend or other distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

Purchases of Class A shares in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and segregated from any other retirement plan assets, may be made at NAV.

Purchases of Class A shares by shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may be made at NAV.

Purchases of Class A shares in retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs, may be made at NAV.

Purchases of Class A shares by shareholders/participants reinvesting, into any non-retirement account in a Fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 days of receipt of the required minimum distribution.

Purchases of Class A shares by clients investing through a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash once within a twelve-month period. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in a capital gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds

         Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or on shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, on Class A shares of any fund in the Ivy Family of Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may be one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund (or into Class B or Class C shares of the Fund in certain situations, as noted below) or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A (or Class B or Class C, as applicable) shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares from Waddell & Reed Advisors Cash Management, Inc. ("money market fund shares") are subject to any sales charge applicable to the Waddell & Reed Advisors Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class Y Share Exchanges

Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds that offers Class Y shares and, for clients of Waddell & Reed and Legend, for Class I shares of any fund in the Ivy Family of Funds that offers Class I shares, or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

         General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or loss for tax purposes.

         Converting Shares

Self-directed Conversions: If you hold Class A and are eligible to purchase Class Y shares, as described above in the section entitled "Class Y shares," you may be eligible to convert your Class A shares to Class Y shares of the same Fund, subject to the discretion of Waddell & Reed to permit or reject such a conversion. Please contact Client Services directly to request a conversion.

Mandatory Conversions: If a shareholder no longer meets the minimum requirements to own a particular class of shares, the Fund may automatically convert those shares into another class of shares of the same Fund. The Fund will notify the shareholder in writing before any mandatory conversion from one class of shares of the Fund into another.

A conversion, whether self-directed or mandatory, between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

Redemption Fee/Exchange Fee

Subject to the exceptions described below, to discourage the use of the Fund as a vehicle for excessive short-term trading, the Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of the Fund after holding the shares fewer than 5 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

The Fund's redemption fee will not be assessed against:

         1. certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

         2. (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 days of a retirement plan participant's defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA); (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

         3. shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

         4. shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf.

         5. redemptions of shares purchased through the Automatic Investment Service (AIS)

         6. redemptions made through the Service

         7. redemptions of shares purchased through the Funds Plus service.

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers Custodial Account Agreements or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or, for clients of Waddell & Reed and Legend, shares of certain funds in the Ivy Family of Funds). The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2. For the tax year 2008, the Annual Dollar Limit is $5,000. For individuals who have attained age 50 by the last day of 2008, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $1,000. For a married couple, the maximum annual contribution is the sum of the couple's separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor's (or the couple's) adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $159,000 for 2008 is not affected by his or her spouse's active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer's retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple's separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate Federal income tax return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, a Coverdell Education Savings Account (ESA) provides a vehicle for saving for a child's education. An ESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute each year up to $2,000 to an ESA (or to each of multiple ESAs), provided that no more than $2,000 may be contributed for any year to ESAs for the same beneficiary, excluding rollover and transfer contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

Simplified Employee Pension (SEP) Plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees' retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE IRA Plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-Only Keogh Plans. A Keogh plan, which is available to self-employed individuals and their spouses, or one or more partners and their spouses, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $46,000 for 2008.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs - Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or a certain type of tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. A Roth 403(b) contribution option may also be available.

Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $15,500 of compensation for 2008, which may be increased in $500 increments for a year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $5,000 for 2008, which thereafter may be adjusted for inflation in $500 increments for a year. A Roth 401(k) contribution option may be available on a qualified 401(k) Plan.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

The Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once each calendar year as to Class A shares of the Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

The Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of the Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $500. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's underwriter. The price makeup as of June 30, 2008, which is the date of the most recent balance sheet included in the Fund's Annual Report to Shareholders, which is incorporated into this SAI by reference, was as follows:

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$12.72
Add: selling commission (5.75% of offering price)	0.78
--------
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.50
=====

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, and certain swap agreements are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board.

Except with respect to certain foreign futures contracts described below, options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts typically will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund typically will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund typically will be either the closing purchase price or the asked price. However, certain foreign futures contracts held by the Fund may be valued based on the indication of fair value provided by the Fund's third-party pricing service, in accordance with guidelines adopted by the Fund's Board.

When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain equal to the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

The Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a "qualified publicly traded partnership" (QPTP) (Income Requirement); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

The Fund's gains derived from its investments in options or futures contracts on gold generally will constitute qualifying income for purposes of the Income Requirement if they are realized in connection with certain hedging transactions. However, direct investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% diversification requirement (described in the preceding paragraph) for any quarter of its taxable year. The Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) its shareholders would treat all those distributions, including distributions of net capital gains, as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is "qualified dividend income" would be subject to Federal income tax at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions the Fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not "qualified dividend income" (as described in the Prospectus).

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, not including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) in certain circumstances on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

The Fund has elected to treat gains and losses from forward currency contracts as capital gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a call option it wrote, it will have short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses (that is, terminates without being exercised), the premium it received also will be short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts (other than "securities futures contracts," as defined in Section 1234B(c) of the Code), foreign currency contracts and "non-equity" options (that is, certain listed options, such as those on a "broad-based" securities index) in which the Fund may invest will be "Section 1256 contracts." Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a "mixed straddle" election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

OID Securities

The Fund may acquire taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and, in the case of the former, to avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares for the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $12,424,315, $11,220,437 and $10,640,580, respectively.

The dollar amounts of underwriting commissions for Class B shares for the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $83,415, $107,522 and $100,449, respectively.

The dollar amounts of underwriting commissions for Class C shares for the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $16,961, $24,529 and $9,368, respectively.

The amounts retained by Waddell & Reed for the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 were, in the aggregate, $4,630,937, $4,227,210 and $4,016,917, respectively.

FINANCIAL STATEMENTS

The Fund's Financial Statements, including notes thereto and the report of the Fund's independent registered public accounting firm, for the fiscal year ended June 30, 2008 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated June 30, 2008, which is available upon request.

Quarterly Portfolio Holdings

A complete schedule of the Fund's portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.waddell.com.

APPENDIX A

         The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. (Moody's). A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

         Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.	Exhibits: Waddell & Reed Advisors Asset Strategy Fund, Inc.
------------------------------------------------------------

(a) Articles of Incorporation filed by EDGAR on October 3, 1994 as EX-99.B1-asarticles to the initial Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on December 28, 1995 as EX-99.B1-asartsup to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A*

Articles Supplementary filed by EDGAR on July 2, 1999 as EX-99.B(a)assuppbc to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Articles of Amendment filed by EDGAR on June 30, 2000 as EX-99.B(a)asartsup to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A*

Articles Supplementary to the Articles of Incorporation, dated August 13, 2008, for Reallocation of Shares, attached hereto as EX-99.B(a)asartsupp2

(b) Bylaws filed by EDGAR on December 27, 1996 as EX-99.B2-asbylaws to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on July 2, 1999 as EX-99.B(b)asbylaw2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Amendment to Bylaws filed by EDGAR on December 14, 2000 as EX-99.B(b)asbylaw to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

Amendment to Bylaws dated August 13, 2008, attached hereto as EX-99.B(b)asbylaw3

(c) Article Fifth of the Articles of Incorporation and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)

Investment Management Agreement, as amended and restated effective November 9, 2005, filed by EDGAR on October 27, 2006 as EX-99.B(d)asima to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)asimafee to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

(e)

Underwriting Agreement filed by EDGAR on March 7, 1995 as EX-99.B6-asua to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(e)asuadel to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

(f) Not applicable

(g) Custodian Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99.B(g)asca to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A*

Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(g)ascaamend to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)ascustappa to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-B(g)ascadel to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

(h) Shareholder Servicing Agreement, as amended August 22, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(h)asssa to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)asssadel to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Exhibit B, Compensation, to the Shareholder Servicing Agreement, effective December 1, 2001, filed by EDGAR on October 15, 2002 as EX-99.B(h)asssacomp to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Exhibit C, Fidelity Bond, to the Shareholder Servicing Agreement, effective December 31, 2007, attached hereto as EX-99.B(h)ssaexc

Accounting Services Agreement as amended and restated and effective July 1, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(h)asasa to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

Service Agreement filed by EDGAR on October 3, 1994 as EX-99.B9-ASSA to the initial Registration Statement on Form N-1A*

Amendment to Service Agreement, filed by EDGAR on July 14, 1995 as EX-99.B9-assaam to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

Class Y letter of understanding filed by EDGAR on December 27, 1996 as EX-99.B9-aslou to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

(i) Opinion and Consent of Counsel attached hereto as EX-99.B(i)aslegopn

(j) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, attached hereto as EX-99.B(j)asconsnt

(k) Not applicable

(l) Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on March 7, 1995 as EX-99.B13-iniagr to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

(m) Service Plan, as restated, filed by EDGAR on July 14, 1995 as EX-99.B15-assp to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-asdsp to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A*

Distribution and Service Plan for Class B shares filed by EDGAR on July 2, 1999 as EX-99.B(m)asdspb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Distribution and Service Plan for Class C shares filed by EDGAR on July 2, 1999 as EX-99.B(m)asdspc to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

(n) Multiple Class Plan, as revised March 1, 2006, filed by EDGAR on October 27, 2006 as EX-99.B(n)asmcp to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

(o) Not applicable

(p) Code of Ethics, as revised August 2007, filed by EDGAR on October 26, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

24.	Persons Controlled by or under common control with Registrant
------------------------------------------------------------
None

25.	Indemnification
---------------

Reference is made to Article 10.2 of the Articles of Incorporation of Registrant filed by EDGAR on October 3, 1994 as EX-99.B1-asarticles to the initial Registration Statement on Form N-1A*, Article IX of the By-Laws, as amended, filed by EDGAR on December 14, 2000 as EX-99.B(b)asbylaw to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*; and to Article V of the Underwriting Agreement, filed by EDGAR on March 7, 1995 as EX-99.B6-asua to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager
---------------------------------------------------

Waddell & Reed Investment Management Company (WRIMCO) is the Investment Manager of the Registrant under the terms of an Investment Management Agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

As to each director and officer of WRIMCO, reference is made to Part A and Part B of this Registration Statement.

27.	Principal Underwriter
---------------------

(a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
W&R Target Funds, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

(b) The information contained in the underwriter's application on Form BD as filed on August 18, 2008 SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records
--------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services
-------------------
There are no service contracts other than as discussed in Part A and B of this Registration Statement and listed in response to Items 23.(h) and 23.(m) hereof.

30.	Undertakings
------------
Not applicable

---------------------------------
*Incorporated herein by reference

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC., WADDELL & REED ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT SHARES, INC., WADDELL & REED ADVISORS SELECT FUNDS, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VANGUARD FUND, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC. (each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: May 21, 2008

/s/David P. Gardner	Chairman and Director
David P. Gardner

/s/Henry J. Herrmann	Director
Henry J. Herrmann

/s/Michael L. Avery	Director
Michael L. Avery

/s/Jarold W. Boettcher	Director
Jarold W. Boettcher

/s/James M. Concannon	Director
James M. Concannon

/s/John A. Dillingham	Director
John A. Dillingham

/s/Joseph Harroz, Jr.	Director
Joseph Harroz, Jr.

/s/John F. Hayes	Director
John F. Hayes

/s/Robert L. Hechler	Director
Robert L. Hechler

/s/Albert W. Herman	Director
Albert W. Herman

/s/Glendon E. Johnson	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director
Eleanor B. Schwartz

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of October, 2008.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/David P. Gardner*	Chairman and Director
David P. Gardner

/s/Henry J. Herrmann	President and Director
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Michael L. Avery*	Director
Michael L. Avery

/s/Jarold W. Boettcher*	Director
Jarold W. Boettcher

/s/James M. Concannon*	Director
James M. Concannon

/s/John A. Dillingham*	Director
John A. Dillingham

/s/Joseph Harroz, Jr.*	Director
Joseph Harroz, Jr.

/s/John F. Hayes*	Director
John F. Hayes

/s/Robert L. Hechler*	Director
Robert L. Hechler

/s/Albert W. Herman*	Director
Albert W. Herman

/s/Glendon E. Johnson*	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director
Eleanor B. Schwartz

*By: /s/Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST: /s/Mara Herrington
Mara Herrington
Secretary